UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-07972

Exact name of registrant as specified in charter: Delaware Group® Adviser Funds

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Item 1. Reports to Stockholders

Annual report Delaware Diversified Income Fund October 31, 2009 Fixed income mutual fund

This annual report is for the information of Delaware Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Diversified Income Fund.

The figures in the annual report for Delaware Diversified Income Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Diversified Income Fund prospectus contains this and other important information about the investment company. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Diversified Income Fund at www.delawareinvestments.com.

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Contact information

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust

National distributor
Delaware Distributors, L.P.

Financial intermediary wholesaler
Lincoln Financial Distributors, L.P.

Shareholder servicing, dividend disbursing, and transfer agent
Delaware Service Company, Inc.

Mailing address
2005 Market Street
Philadelphia, PA 19103-7094

Shareholder assistance by phone
800 523-1918, weekdays from 8 a.m. to 7 p.m. Eastern time

For securities dealers and financial institutions representatives only
800 362-7500

Table of contents
Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Security type and credit quality breakdown	10
Statement of net assets	12
Statement of operations	62
Statements of changes in net assets	64
Financial highlights	66
Notes to financial statements	76
Report of independent registered public accounting firm	94
Other Fund information	95
Board of trustees/directors and officers addendum	102
About the organization	108

Views expressed herein are current as of Nov. 10, 2009, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries. Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.

© 2009 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Diversified Income Fund	Nov. 10, 2009

Performance preview (for the period ended Oct. 31, 2009)
Delaware Diversified Income Fund (Class A shares)	1-year return	+28.42%
Barclays Capital U.S. Aggregate Index (benchmark)	1-year return	+13.79%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Diversified Income Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

Delaware Diversified Income Fund returned +28.42% at net asset value and +22.64% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended Oct. 31, 2009. For the same period, the Barclays Capital U.S. Aggregate Index, formerly the Lehman Brothers U.S. Aggregate Index, returned +13.79%. Complete, annualized performance for Delaware Diversified Income Fund is shown in the table on page 4.

The fiscal year was largely a story in two parts. The period began amid the worst economic and financial markets that we have witnessed since the Great Depression. The latter part of the period, however, featured a considerable recovery, with what were in our view, some of the most attractive fixed income opportunities we have ever seen.

Some of the troubles that plagued the financial markets at the start of the fiscal period date back to 2007. Among them:

  Falling home prices led to rising mortgage defaults, especially among “subprime” borrowers — individuals with weak credit.
  As defaults rose, mortgage-backed securities (MBS) — bonds whose interest is backed by monthly mortgage payments — lost considerable value.
  Credit dried up, and even financially sound companies found it increasingly difficult to fund their operations.

At the start of the fiscal period, financial markets were still reacting to the jolt received

  The fiscal year was largely a story in two parts: It featured some of the worst conditions the portfolio management team has ever witnessed followed by what the team viewed as some of most attractive fixed income opportunities in decades.

  The Fund’s diversified strategy, despite hindering returns during the opening months of the period, contributed significantly to its strong absolute performance over the entire fiscal period.

  The portfolio managers’ decision to quickly add risk back into the Fund by adding to its positions in investment grade and high yield corporate bonds, among other areas, also contributed to the Fund’s return.

Portfolio management review
Delaware Diversified Income Fund

when storied Wall Street investment bank Lehman Brothers declared bankruptcy the month prior. The bankruptcy, followed soon after by the near bankruptcy (and ultimate federal bailout) of insurance giant American International Group (AIG), sent the financial markets into a near panic. Within this context, stock and bond prices were in a virtual free fall as the period began, and credit was virtually unavailable. Businesses began to cut capital spending, and large-scale job losses ensued.

By early 2009, bond valuations on all non-Treasury assets had fallen to extreme lows, reflecting a “flight to quality” by investors amid fears of an economic depression. Though the worst-case scenarios envisioned by many did not materialize, the U.S. economy did experience its most severe downturn in decades. U.S. gross domestic product (GDP) — a widely used measure of economic activity — fell by annualized rates of 5.4% and 6.4% in the fourth quarter of 2008 and the first quarter of 2009, respectively. It was the country’s worst two-quarter economic performance in more than 50 years. (Source: Commerce Department.)

The Federal Reserve and federal government took a series of steps to loosen tight credit markets and improve economic conditions. The Fed greatly expanded its balance sheet during the fiscal year. Notably, it also purchased hundreds of billions of dollars’ worth of longer-term U.S. Treasury debt as well as agency MBS, employing one of the lesser-used tools at its disposal. In December 2008, the Fed cut the target federal funds rate to a range of zero to 0.25% — an all-time low at which it remained through the rest of the fiscal period. For its part, the federal government passed the Troubled Asset Relief Program (TARP), a $700 billion package designed to shore up financial institutions, in October 2008. Several months later, the Obama administration followed with the American Recovery and Reinvestment Act of 2009, a nearly $800 billion economic stimulus package.

This series of actions is attributed with gradually improving economic and market conditions over the course of the period. Starting late in the first calendar quarter of 2009, for instance, the fixed income and equity markets began a substantial bounce-back, recovering much of their earlier losses as conditions in the credit markets began to normalize once again. And by later in the year, many economic indicators in the United States showed early signs of recovery, while other indicators showed at least a slowing decline. Importantly, signs of improvement in U.S. economic growth were supported, even preceded, by global economic growth.

Despite the renewed economic optimism that began to emerge, it is important to note that unemployment in the U.S. remained a prominent, ongoing concern through the end of the period. The high unemployment rate continued to affect consumers and was one of several longer-term hurdles that the U.S. economy continued to face as the Fund’s fiscal period came to a close.

Soaring risk aversion

At the start of the period, we maintained the defensive positioning that we had adopted within the Fund prior to the beginning of the fiscal year. This decision helped to mitigate losses through the worst conditions of the credit crisis, though the Fund generally faced significant challenges during that difficult time.

The Fund’s commitment to broad diversification, for example, meant that it continued to hold positions in riskier asset types. Although we markedly reduced such allocations, the Fund’s riskier holdings made it a challenge to keep pace with benchmark performance during the darkest days of market performance.

Though the Fund began the period with up to 10% of its assets invested in Treasurys, for example, the Fund’s underweight position there versus its benchmark (Treasurys represented 35% of the Fund’s benchmark on Dec. 31, 2008) hurt the Fund’s relative performance, as investors continued fleeing almost uniformly to the relative safety of government securities. For similar reasons, exposure to nonagency MBS — those not backed by the government — also detracted from returns relative to the benchmark as investors remained risk averse. We decreased Fund exposure to nonagency MBS in late 2008 and replaced these holdings with the more conservative government-sponsored MBS.

In addition, we greatly reduced the Fund’s exposure to high yield debt early during the fiscal period, yet the Fund’s remaining positions there still detracted from returns during the first several months of the fiscal period. In fact, during the fourth quarter of 2008, high yield bonds experienced their worst quarterly performance in history (source: J.P. Morgan). Allocations to emerging market and non-dollar debt also hampered performance during this time because investors generally viewed all “risk” assets with much skepticism.

Emerging opportunities

Market conditions greatly improved in early 2009 and investors seemed to quickly rediscover their appetite for risk. In contrast to the opening months of the period, the Fund’s diversified strategy, combined with our decision to quickly add risk back into the Fund by adding to its positions in investment grade and high yield corporate bonds, among other areas, contributed significantly to its strong absolute performance for the year, and is largely responsible for its outperformance of its benchmark (A shares at net asset value) for the complete fiscal period.

Our overweight allocation to investment grade corporate bonds — which we started to build in late 2008 and which grew to as high as 38% in June 2009 — was perhaps the greatest contributor to the Fund’s return during the annual period. The Fund specifically benefited from its holdings in the banking, basic industry, communications, consumer (both cyclicals and noncyclicals), and technology sectors. Our emphasis in BBB and A-rated issues also had a positive effect during the fiscal year.

Additionally, the Fund’s exposure to high yield and emerging markets debt, which are not included in the benchmark index, also greatly benefited relative and absolute performance for the fiscal year as a whole. We increased the Fund’s allocation to the high yield sector (as high as 28% of Fund assets during the year) at approximately the same time that we began to ramp up the Fund’s exposure to investment grade credit because we believed that excellent value opportunities existed. Within high yield, we viewed the most attractive part of the market (on a risk-return basis) to be in medium- to lower-quality B-rated bonds as well as in higher-quality CCC-rated bonds. Within emerging markets, we focused on countries that we believed had good fiscal policies in place prior to the downturn, had less-distressed economies, or had a sufficient level of flexibility in their economic stimulus programs, as these countries tended to experience more vigorous economic recoveries. Examples of these countries include Indonesia, Brazil, and India, among others.

The Fund increased its allocation in riskier asset classes, as outlined above, primarily by shifting out of traditionally conservative asset classes such as Treasurys and agency MBS. In addition to putting the Fund in position to benefit from the advance within those riskier asset classes, this shift also proved beneficial because Treasury and agency securities generally lagged riskier asset classes for much of calendar year 2009.

Performance summary
Delaware Diversified Income Fund	Oct. 31, 2009

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Diversified Income Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through Oct. 31, 2009
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 29, 1997)
Excluding sales charge	+28.42%	+6.82%	+8.61%	+8.30%
Including sales charge	+22.64%	+5.84%	+8.11%	+7.88%
Class B (Est. Oct. 28, 2002)
Excluding sales charge	+27.51%	+5.98%	n/a	+7.67%
Including sales charge	+23.51%	+5.74%	n/a	+7.67%
Class C (Est. Oct. 28, 2002)
Excluding sales charge	+27.47%	+6.02%	n/a	+7.68%
Including sales charge	+26.47%	+6.02%	n/a	+7.68%
Class R (Est. June 2, 2003)
Excluding sales charge	+28.27%	+6.51%	n/a	+6.75%
Including sales charge	+28.27%	+6.51%	n/a	+6.75%
Institutional Class (Est. Oct. 28, 2002)
Excluding sales charge	+28.87%	+7.10%	n/a	+8.76%
Including sales charge	+28.87%	+7.10%	n/a	+8.76%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during the periods shown in the Fund performance chart and in the “Performance of a

$10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 4 through 7.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from March 1, 2009, through Feb. 28, 2010.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Class R shares were first made available June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from March 1, 2009, through Feb. 28, 2010.

Institutional Class shares were first made available Dec. 29, 1997, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to Oct. 28, 2002, is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Diversification does not assure a profit or protect against loss in a declining market.

The Fund may be affected by economic conditions that may hinder a company’s ability to make interest and principal payments on its debt.

This Fund will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions, or poor performance from specific industries or bond issuers.

International investments are subject to risks not ordinarily associated with U.S. investments including capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles, or economic or political instability

Performance summary
Delaware Diversified Income Fund

in other nations. Investments in foreign bonds have special risks, which include currency fluctuations, economic and political change, and differing accounting standards. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

High yielding noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Fund may utilize futures and swaps for defensive strategy purposes to project or minimize the impact of potential changes. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Fund will be subject to the special risks associated with those activities.

The Fund will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Fund may be forced to redeploy its assets in lower yielding securities.

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives may also involve additional expenses.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees from March 1, 2009, through Feb. 28, 2010. Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.02%	1.72%	1.72%	1.32%	0.72%
(without fee waivers)
Net expenses	0.97%	1.72%	1.72%	1.22%	0.72%
(including fee waivers, if any)
Type of waiver	Contractual	n/a	n/a	Contractual	n/a

Performance of a $10,000 investment

Average annual total returns from Oct. 31, 1999, through Oct. 31, 2009

For period beginning Oct. 31, 1999, through Oct. 31, 2009	Starting value	Ending value
Delaware Diversified Income Fund — Class A Shares	$9,550	$21,813
Barclays Capital U.S. Aggregate Index	$10,000	$18,436

The chart assumes $10,000 invested in the Fund on Oct. 31, 1999, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 4 through 7.

The chart also assumes $10,000 invested in the Barclays Capital U.S. Aggregate Index as of Oct. 31, 1999.

The Barclays Capital U.S. Aggregate Index is a broad composite of more than 8,500 securities that tracks the investment grade domestic bond market.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses. The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	DPDFX	246248744
Class B	DPBFX	246248611
Class C	DPCFX	246248595
Class R	DPRFX	246248553
Institutional Class	DPFFX	246248587

Disclosure of Fund expenses
For the period May 1, 2009 to October 31, 2009

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 to October 31, 2009.

Actual expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Diversified Income Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	5/1/09	10/31/09	Expense Ratio	5/1/09 to 10/31/09*
Actual Fund return
Class A	$1,000.00	$1,176.70	0.95%	$5.21
Class B	1,000.00	1,171.30	1.70%	9.30
Class C	1,000.00	1,172.30	1.70%	9.31
Class R	1,000.00	1,174.00	1.20%	6.58
Institutional Class	1,000.00	1,178.00	0.70%	3.84
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.42	0.95%	$4.84
Class B	1,000.00	1,016.64	1.70%	8.64
Class C	1,000.00	1,016.64	1.70%	8.64
Class R	1,000.00	1,019.16	1.20%	6.11
Institutional Class	1,000.00	1,021.68	0.70%	3.57

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Security type and credit quality breakdown
Delaware Diversified Income Fund	As of October 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type	Percentage of net assets
Agency Asset-Backed Securities	0.01%
Agency Collateralized Mortgage Obligations	1.78%
Agency Mortgage-Backed Securities	7.32%
Commercial Mortgage-Backed Securities	4.82%
Convertible Bonds	2.25%
Corporate Bonds	59.20%
Banking	6.87%
Basic Industry	4.56%
Brokerage	2.92%
Capital Goods	3.38%
Communications	10.67%
Consumer Cyclical	7.45%
Consumer Non-Cyclical	6.59%
Electric	3.61%
Energy	6.37%
Financials	2.67%
Industrials	0.10%
Insurance	0.93%
Natural Gas	0.33%
Real Estate	0.63%
Technology	1.28%
Transportation	0.84%
Foreign Agencies	1.41%
Municipal Bonds	0.91%
Non-Agency Asset-Backed Securities	4.06%
Non-Agency Collateralized Mortgage Obligations	3.27%
Regional Authorities	0.29%
Senior Secured Loans	3.36%
Sovereign Debt	3.26%
Supranational Banks	1.93%
U.S. Treasury Obligations	2.45%
Common Stock	0.13%

Security type	Percentage of net assets
Convertible Preferred Stock	0.34%
Preferred Stock	0.24%
Warrant	0.00%
Discount Note	5.00%
Securities Lending Collateral	6.61%
Total Value of Securities	108.64%
Obligation to Return Securities Lending Collateral	(6.77%)
Liabilities Net of Receivables and Other Assets	(1.87%)
Total Net Assets	100.00%

Credit quality breakdown (as a % of fixed income investments)*
AAA	26.52%
AA	2.98%
A	13.29%
BBB	21.72%
BB	12.94%
B	14.76%
CCC	7.43%
C	0.01%
Not Rated	0.35%
Total	100.00%

*Bond ratings are determined by independent, nationally recognized statistical rating organizations.

Statement of net assets
Delaware Diversified Income Fund	October 31, 2009

	Principal amount°		Value (U.S. $)
Agency Asset-Backed Securities – 0.01%
Fannie Mae Grantor Trust
Series 2003-T4 2A5 5.407% 9/26/33	USD	817,786	$751,259
• Fannie Mae Whole Loan
Series 2002-W11 AV1
0.584% 11/25/32		30,247	29,814
Total Agency Asset-Backed Securities
(cost $818,997)			781,073

Agency Collateralized Mortgage Obligations – 1.78%
Fannie Mae
Series 1990-92 C 7.00% 8/25/20		2,086	2,314
Series 1996-46 ZA 7.50% 11/25/26		361,095	396,480
Series 2001-50 BA 7.00% 10/25/41		199,294	218,414
Series 2002-83 GH 5.00% 12/25/17		460,000	488,951
Series 2002-90 A2 6.50% 11/25/42		423,487	459,499
•Series 2002-W1 2A 7.50% 2/25/42		29,054	31,941
Series 2003-38 MP 5.50% 5/25/23		8,616,654	9,161,744
Series 2003-106 WE 4.50% 11/25/22		11,400,000	11,886,755
Series 2003-122 AJ 4.50% 2/25/28		583,382	600,619
Series 2005-110 MB 5.50% 9/25/35		4,299,127	4,531,703
•Series 2006-M2 A2F 5.259% 5/25/20		705,000	754,020
•Series G-9 FA 1.181% 4/25/21		2,011	2,011
Fannie Mae Grantor Trust
•Series 1999-T2 A1 7.50% 1/19/39		30,673	34,171
Series 2001-T8 A2 9.50% 7/25/41		112,779	122,793
Series 2002-T4 A3 7.50% 12/25/41		323,326	361,115
Series 2002-T19 A1 6.50% 7/25/42		204,731	220,278
Series 2004-T1 1A2 6.50% 1/25/44		151,533	164,419
Fannie Mae Interest Strip
Series 265 2 9.00% 3/1/24		17,338	19,697
Fannie Mae Whole Loan
Series 2002-W6 2A 7.50% 6/25/42		57,715	64,287
Series 2003-W1 2A 7.50% 12/25/42		26,832	29,968
Series 2003-W10 1A4 4.505% 6/25/43		49,503	50,571
Series 2003-W15 2A7 5.55% 8/25/43		28,139	29,968
Series 2004-W9 2A1 6.50% 2/25/44		525,811	570,524
Series 2004-W11 1A2 6.50% 5/25/44		696,447	755,672

		Principal amount°		Value (U.S. $)
Agency Collateralized Mortgage Obligations (continued)
	Freddie Mac REMICS
	Series 1730 Z 7.00% 5/15/24	USD	550,857	$579,602
	Series 2326 ZQ 6.50% 6/15/31		1,480,447	1,608,441
	Series 2541 JB 5.00% 2/15/16		102,563	103,855
	Series 2549 TE 5.00% 9/15/17		1,425	1,436
	Series 2557 WE 5.00% 1/15/18		4,166,000	4,438,173
	Series 2598 QD 5.50% 4/15/32		2,450,000	2,572,100
	Series 2621 QH 5.00% 5/15/33		35,000	36,624
	Series 2622 PE 4.50% 5/15/18		8,300,000	8,732,019
	Series 2624 QH 5.00% 6/15/33		40,000	41,830
	Series 2662 MA 4.50% 10/15/31		1,035,289	1,068,872
	Series 2687 PG 5.50% 3/15/32		2,750,000	2,887,642
	Series 2694 QG 4.50% 1/15/29		2,695,000	2,817,637
	Series 2717 MH 4.50% 12/15/18		125,000	131,061
	Series 2762 LG 5.00% 9/15/32		9,050,000	9,566,814
	Series 2809 DB 4.50% 7/15/17		2,018,000	2,097,234
	Series 2809 DC 4.50% 6/15/19		3,135,709	3,290,107
	Series 2872 GC 5.00% 11/15/29		2,415,000	2,548,398
	Series 2890 PC 5.00% 7/15/30		2,175,000	2,293,510
	Series 3022 MB 5.00% 12/15/28		1,745,000	1,836,486
	Series 3123 HT 5.00% 3/15/26		50,000	52,497
	Series 3128 BC 5.00% 10/15/27		8,050,000	8,518,450
	Series 3131 MC 5.50% 4/15/33		2,075,000	2,219,357
	Series 3150 EQ 5.00% 5/15/26		45,000	47,300
	Series 3171 MG 6.00% 8/15/34		4,000,000	4,281,246
	Series 3173 PE 6.00% 4/15/35		1,020,000	1,102,755
	Series 3337 PB 5.50% 7/15/30		2,690,000	2,826,611
	Series 3416 GK 4.00% 7/15/22		688,087	711,158
•	Freddie Mac Strip
	Series 19 F 2.384% 6/1/28		13,746	13,352
w	Freddie Mac Structured Pass
	Through Securities
	Series T-42 A5 7.50% 2/25/42		155,279	172,991
	Series T-54 2A 6.50% 2/25/43		42,548	46,120
	Series T-58 2A 6.50% 9/25/43		996,557	1,081,451
	•Series T-60 1A4C 5.395% 3/25/44		22,369	22,956

Statement of net assets
Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)
Agency Collateralized Mortgage Obligations (continued)
GNMA
Series 2002-28 B 5.779% 7/16/24	USD	24,011	$24,689
•Series 2003-78 B 5.11% 10/16/27		60,000	63,403
• Vendee Mortgage Trust
Series 2000-1 1A 6.810% 1/15/30		11,056	11,781
Total Agency Collateralized Mortgage
Obligations (cost $93,984,620)			98,805,872

Agency Mortgage-Backed Securities – 7.32%
Fannie Mae
4.00% 9/1/13		6,637	6,813
5.50% 1/1/13		948,479	965,773
6.50% 8/1/17		367,739	393,911
7.00% 11/15/16		265,280	282,176
• Fannie Mae ARM
2.925% 7/1/32		843	859
2.959% 6/1/34		267,666	270,880
3.14% 11/1/24		4,273	4,285
3.416% 8/1/34		14,377	14,767
3.491% 10/1/33		215,532	218,543
3.873% 6/1/34		3,450	3,560
3.949% 12/1/33		7,208	7,445
4.09% 7/1/33		170,739	175,820
4.753% 11/1/32		866	885
4.801% 11/1/35		376,060	391,734
5.01% 8/1/35		1,017,199	1,070,408
5.103% 5/1/36		1,396,184	1,446,886
5.113% 1/1/36		425,957	444,269
5.134% 9/1/38		1,160,169	1,219,833
5.14% 11/1/35		2,370,223	2,480,280
5.145% 11/1/33		1,298,537	1,370,889
5.173% 3/1/38		75,302	79,019
5.383% 4/1/36		1,910,617	1,998,808
5.542% 6/1/37		48,186	50,720
5.711% 4/1/37		7,008,726	7,394,431
5.868% 4/1/36		1,144,232	1,212,376
5.897% 8/1/37		2,915,070	3,089,012
6.139% 6/1/36		631,881	668,440
6.153% 7/1/36		480,134	509,137
6.289% 8/1/36		311,367	330,970

		Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
•	Fannie Mae ARM (continued)
	6.306% 4/1/36	USD	5,954	$6,313
	6.322% 7/1/36		17,818	18,863
	Fannie Mae Balloon 7 yr
	4.00% 6/1/10		42,490	42,750
	4.50% 6/1/10		40,518	41,425
	4.50% 12/1/10		2,106	2,154
	Fannie Mae Relocation 15 yr 4.00% 9/1/20		1,650,168	1,650,997
	Fannie Mae Relocation 30 yr
	4.00% 3/1/35		19,096	18,697
	5.00% 9/1/33		599,203	617,540
	5.00% 11/1/33		714,939	736,819
	5.00% 1/1/34		246,088	253,620
	5.00% 8/1/34		331,943	342,101
	5.00% 11/1/34		445,516	459,150
	5.00% 4/1/35		1,191,427	1,227,889
	5.00% 10/1/35		826,328	851,617
	5.00% 1/1/36		1,683,134	1,734,644
	Fannie Mae S.F. 15 yr
	4.00% 5/1/19		10,306	10,694
	4.50% 6/1/23		14,015,814	14,591,852
	5.00% 9/1/20		15,085	16,028
	5.00% 5/1/21		1,927,429	2,052,691
	5.50% 4/1/23		454,296	483,582
	5.50% 6/1/23		367,858	391,593
	6.00% 9/1/21		11,396,573	12,233,386
	6.00% 8/1/22		205,485	220,574
	8.50% 2/1/10		276	279
	Fannie Mae S.F. 20 yr 5.00% 8/1/28		7,342,794	7,686,791
	Fannie Mae S.F. 30 yr
	4.50% 3/1/39		5,101,027	5,170,961
	5.00% 6/1/35		27,883	28,981
	5.00% 7/1/35		44,222	45,962
	5.00% 9/1/35		2,056,590	2,137,524
	5.00% 12/1/36		20,461,245	21,266,467
	5.00% 12/1/37		2,871,618	2,981,485
	5.00% 1/1/38		4,968,799	5,158,904
	5.00% 2/1/38		2,191,430	2,275,150
	6.00% 10/1/33		3,831	4,106

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
	Fannie Mae S.F. 30 yr (continued)
	6.00% 6/1/35	USD	16,579	$17,689
	6.00% 6/1/38		558,686	594,245
	6.50% 2/1/36		7,092,025	7,664,560
	6.50% 3/1/36		5,245,539	5,642,318
	6.50% 9/1/36		633,303	681,206
	6.50% 11/1/36		4,407,229	4,740,598
	6.50% 2/1/37		1,816,130	1,953,505
	6.50% 8/1/37		355,461	382,127
	6.50% 9/1/37		8,444,317	9,077,778
	6.50% 10/1/37		6,090,731	6,547,634
	6.50% 11/1/37		6,961,802	7,484,050
	7.00% 8/1/32		222,152	244,940
	7.00% 9/1/32		123,734	136,426
	7.00% 2/1/36		85,498	93,557
	7.00% 12/1/37		134,064	146,504
	7.50% 1/1/31		3,804	4,309
	7.50% 3/1/32		44,653	50,436
	7.50% 4/1/32		51,070	57,684
	7.50% 6/1/34		47,987	53,163
	7.50% 10/1/34		48,939	55,425
	Fannie Mae S.F. 30 yr TBA
	4.50% 11/1/39		45,725,000	46,282,295
	5.00% 11/1/39		37,500,000	38,871,074
	5.50% 11/1/39		37,500,000	39,468,749
	Freddie Mac 7.00% 2/1/14		4,089	4,324
•	Freddie Mac ARM
	3.503% 4/1/33		3,810	3,857
	3.811% 5/1/35		356,575	367,544
	4.422% 12/1/33		431,040	440,909
	4.902% 4/1/34		46,633	48,132
	4.942% 3/1/36		283,713	294,276
	5.037% 12/1/33		126,753	130,572
	5.682% 7/1/36		1,335,543	1,406,133
	5.76% 8/1/37		48,563	50,977
	5.82% 10/1/36		414,932	439,329
	6.076% 10/1/37		2,920,321	3,102,954
	6.11% 10/1/37		74,578	79,274
	6.333% 2/1/37		3,765,058	3,950,761
	Freddie Mac Balloon 7 yr 3.00% 8/1/10		240,253	241,760

	Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Freddie Mac Relocation 15 yr 3.50% 10/1/18	USD	236,350	$230,835
Freddie Mac Relocation 30 yr
5.00% 9/1/33		2,025,191	2,086,536
6.50% 10/1/30		894	969
Freddie Mac S.F. 15 yr
4.00% 2/1/14		73,170	75,257
4.50% 5/1/20		4,613,861	4,874,137
5.00% 6/1/18		1,641,746	1,754,665
5.00% 4/1/20		2,256,845	2,409,547
5.50% 7/1/14		4,416	4,624
Freddie Mac S.F. 30 yr
4.50% 10/1/35		4,140,787	4,202,318
5.00% 7/1/38		11,355,156	11,785,414
6.00% 2/1/36		12,483,491	13,303,393
6.50% 10/1/32		4,729	5,119
6.50% 12/1/37		15,999,182	17,178,480
6.50% 8/1/38		3,381,542	3,630,795
7.00% 11/1/33		593,536	653,977
Freddie Mac S.F. 30 yr TBA
4.00% 11/1/39		24,675,000	24,312,573
5.00% 11/1/39		20,440,000	21,180,950
GNMA I S.F. 30 yr
7.00% 5/15/28		270,561	298,792
*7.00% 12/15/34		5,455,199	5,977,984
7.50% 10/15/30		3,384	3,844
7.50% 2/15/32		866	984
9.50% 9/15/17		5,807	6,560
10.00% 7/15/17		4,097	4,565
Total Agency Mortgage-Backed Securities
(cost $395,665,542)			405,657,910

Commercial Mortgage-Backed Securities – 4.82%
# American Tower Trust 144A
Series 2007-1A AFX 5.42% 4/15/37		5,951,000	6,010,510
Series 2007-1A D 5.957% 4/15/37		1,190,000	1,190,000
Bank of America Commercial Mortgage Securities
•Series 2004-3 A5 5.398% 6/10/39		5,550,000	5,705,195
Series 2004-4 A4 4.502% 7/10/42		500,000	497,191
Series 2004-5 A3 4.561% 11/10/41		20,000	20,211
•Series 2005-1 A5 5.083% 11/10/42		14,800,000	14,881,477

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Commercial Mortgage-Backed Securities (continued)
	Bank of America Commercial Mortgage Securities (continued)
	Series 2005-2 A3 4.611% 7/10/43	USD	97,794	$98,505
	•Series 2005-6 A4 5.179% 9/10/47		5,565,000	5,603,567
	•Series 2005-6 AM 5.179% 9/10/47		3,108,000	2,707,597
	Series 2006-4 A4 5.634% 7/10/46		6,730,000	6,643,983
	•Series 2007-3 A4 5.658% 6/1/049		3,100,000	2,601,352
	•Series 2007-4 AM 5.811% 2/10/51		5,440,000	4,237,039
	Bear Stearns Commercial Mortgage Securities
	•Series 2005-PW10 A4 5.405% 12/11/40		10,375,000	10,321,730
	•Series 2005-T20 A4A 5.15% 10/12/42		13,200,000	13,356,223
	•Series 2006-PW12 A4 5.719% 9/11/38		7,235,000	7,372,249
	•Series 2006-PW14 A4 5.201% 12/11/38		8,145,000	7,736,984
	Series 2007-PW15 A4 5.331% 2/11/44		7,730,000	7,045,742
	•Series 2007-PW16 A4 5.719% 6/11/40		8,100,000	7,710,547
	•Series 2007-T28 A4 5.742% 9/11/42		4,695,000	4,726,784
w	Commercial Mortgage Pass Through Certificates
	•#Series 2001-J1A A2 144A 6.457% 2/14/34		2,089,145	2,160,437
	•Series 2005-C6 A5A 5.116% 6/10/44		9,905,000	9,815,864
	Series 2006-C7 A2 5.69% 6/10/46		1,075,000	1,100,256
#	Credit Suisse First Boston Mortgage Securities
	Series 2001-SPGA A2 144A
	6.515% 8/13/18		1,491,000	1,452,982
•	Credit Suisse Mortgage Capital Certificates
	Series 2006-C1 AAB 5.548% 2/15/39		640,000	662,688
#	Crown Castle Towers 144A
	•Series 2005-1A AFL 0.625% 6/15/35		1,510,000	1,502,450
	Series 2005-1A C 5.074% 6/15/35		700,000	703,500
	Series 2006-1A B 5.362% 11/15/36		3,610,000	3,682,200
	First Union National Bank-Bank of America
	Commercial Mortgage Trust
	Series 2001-C1 C 6.403% 3/15/33		30,000	30,898
	General Electric Capital Commercial Mortgage
	Series 2002-1A A3 6.269% 12/10/35		4,170,000	4,439,048
	Goldman Sachs Mortgage Securities II
	Series 2004-GG2 A3 4.602% 8/10/38		70,325	70,245
	•Series 2004-GG2 A5 5.279% 8/10/38		500,000	490,573
	•Series 2004-GG2 A6 5.396% 8/10/38		6,540,000	6,275,490
	Series 2005-GG4 A4 4.761% 7/10/39		3,360,225	3,124,598
	Series 2005-GG4 A4A 4.751% 7/10/39		13,620,000	13,444,023
	•Series 2006-GG6 A4 5.553% 4/10/38		6,145,000	5,774,679

		Principal amount°		Value (U.S. $)
Commercial Mortgage-Backed Securities (continued)
	Goldman Sachs Mortgage Securities II (continued)
	•@#Series 2006-RR3 A1S 144A 5.66% 7/18/56	USD	160,000	$43,200
	•Series 2007-GG10 A4 5.805% 8/10/45		7,775,000	6,526,667
	Greenwich Capital Commercial Funding
	Series 2004-GG1 A3 4.344% 6/1/36		313,763	313,566
	Series 2004-GG1 A7 5.317% 6/10/36		8,385,000	8,570,450
	•Series 2005-GG5 A5 5.224% 4/10/37		9,745,000	9,417,709
	JP Morgan Chase Commercial Mortgage Securities
	Series 2002-C1 A3 5.376% 7/12/37		3,055,000	3,163,652
	Series 2002-C2 A2 5.05% 12/12/34		3,226,000	3,314,690
	Series 2003-C1 A2 4.985% 1/12/37		1,690,000	1,738,361
	•Series 2005-LDP3 A4A 4.936% 8/15/42		3,680,000	3,636,692
	•Series 2005-LDP4 A4 4.918% 10/15/42		3,751,000	3,724,293
	•Series 2005-LDP5 A4 5.179% 12/15/44		15,270,000	15,332,878
	Series 2006-LDP9 A2 5.134% 5/15/47		5,952,000	5,707,590
	Lehman Brothers-UBS Commercial Mortgage Trust
	Series 2001-C2 A1 6.27% 6/15/20		1,713	1,721
	Series 2002-C1 A4 6.462% 3/15/31		1,320,000	1,408,086
	Series 2003-C8 A2 4.207% 11/15/27		39,541	39,853
	Merrill Lynch Mortgage Trust
	#Series 2002-MW1 J 144A 5.695% 7/12/34		30,000	10,029
	Series 2005-CIP1 A2 4.96% 7/12/38		400,000	401,635
	Series 2005-CKI1 A6 5.24% 11/12/37		1,660,000	1,666,408
	•Series 2006-C1 ASB 5.656% 5/12/39		605,000	622,222
	Merrill Lynch/Countrywide Commercial
	Mortgage Trust Series 2007-5 A1
	4.275% 8/12/48		408,087	413,747
•	Morgan Stanley Capital I
	#Series 1999-FNV1 G 144A 6.12% 3/15/31		486,522	480,794
	Series 2004-T15 A4 5.27% 6/13/41		2,585,000	2,574,443
	Series 2006-HQ9 A4 5.731% 7/12/44		8,340,000	8,280,072
	Series 2007-IQ14 A4 5.692% 4/15/49		1,595,000	1,351,644
	Series 2007-T27 A4 5.65% 6/11/42		21,918,500	21,690,752
•#	Morgan Stanley Dean Witter Capital I
	Series 2001-TOP1 E 144A 7.366% 2/15/33		185,000	170,353
#	SBA Commercial Mortgage Securities Trust
	Series 2006-1A B 144A 5.451% 11/15/36		400,000	400,000

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Commercial Mortgage-Backed Securities (continued)
	Wachovia Bank Commercial Mortgage Trust
	•Series 2005-C20 A5 5.087% 7/15/42	USD	95,000	$92,783
	Series 2006-C28 A2 5.50% 10/15/48		2,940,000	2,993,431
Total Commercial Mortgage-Backed Securities
	(cost $247,979,863)			267,284,538

Convertible Bonds – 2.25%
*	Advanced Micro Devices 6.00% exercise price
	$28.08, expiration date 5/1/15		4,440,000	3,252,300
*	Amgen 0.375% exercise price $79.48,
	expiration date 2/1/13		8,163,000	8,071,165
	Beazer Homes USA 4.625% exercise price
	$49.64, expiration date 6/15/24		2,192,000	1,939,920
	Bristow Group 3.00% exercise price
	$77.34, expiration date 6/14/38		5,285,000	4,261,031
	Century Aluminum 1.75% exercise price
	$30.54, expiration date 8/1/24		885,000	828,581
#	Corporate Office Properties 144A
	3.50% exercise price $53.12,
	expiration date 9/15/26		2,730,000	2,603,738
*	Developers Diversified Realty
	3.00% exercise price $74.75,
	expiration date 3/15/12		2,890,000	2,601,000
	3.50% exercise price $64.23,
	expiration date 8/11/11		1,524,000	1,421,130
*#	Digital Realty Trust 144A 5.50% exercise price
	$43.00, expiration date 4/15/29		5,282,000	6,516,668
	Freeport-McMoRan Copper & Gold
	6.75% exercise price $72.91,
	expiration date 5/1/10		35,300	3,777,100
	Health Care REIT 4.75% exercise price
	$50.00, expiration date 7/15/27		5,650,000	6,335,063
f	Hologic 2.00% exercise price $38.59,
	expiration date 12/15/37		4,875,000	3,979,219
*#	Intel 144A 3.25% exercise price $22.68,
	expiration date 8/1/39		5,625,000	6,089,063
	Interpublic Group 4.25% exercise price
	$12.42, expiration date 3/15/23		6,130,000	5,938,438
	Inverness Medical Innovations 3.00% exercise
	price $43.98, expiration date 5/15/16		1,560,000	1,669,200

		Principal amount°		Value (U.S. $)
Convertible Bonds (continued)
	Jefferies Group 3.875% exercise price
	$39.20, expiration date 11/1/29	USD	3,015,000	$2,883,094
	Level 3 Communications 5.25% exercise price
	$3.98, expiration date 12/15/11		2,320,000	2,117,000
*	Linear Technology 3.00% exercise price
	$46.89, expiration date 5/1/27		7,455,000	7,175,437
	Medtronic 1.625% exercise price $56.08,
	expiration date 4/15/13		169,000	165,198
†	Mirant (Escrow) 2.50% exercise price
	$67.95, expiration date 6/15/21		695,000	0
	National City 4.00% exercise price
	$482.51, expiration date 2/1/11		7,842,000	7,979,234
	NII Holdings 3.125% exercise price
	$118.32, expiration date 6/15/12		3,605,000	3,212,956
	Peabody Energy 4.75% exercise price
	$58.44, expiration date 12/15/41		4,789,000	4,435,811
#	SBA Communications 144A
	4.00% exercise price $58.44,
	expiration date 10/1/14		7,070,000	8,227,712
	Sinclair Broadcast Group 3.00% exercise price
	$19.65, expiration date 5/15/27		1,139,000	1,119,068
#	Sino-Forest 144A 5.00% exercise price
	$20.29, expiration date 8/1/13		5,063,000	5,373,109
	Transocean
	1.50% exercise price $168.61
	expiration date 12/15/37		5,291,000	5,204,609
	*1.625% exercise price $168.61,
	expiration date 12/15/37		3,540,000	3,482,475
	VeriSign 3.25% exercise price $34.37,
	expiration date 8/15/37		10,810,000	9,229,037
#	Virgin Media 144A 6.50% exercise price
	$19.22, expiration date 11/15/16		4,675,000	4,967,188
Total Convertible Bonds (cost $121,080,044)				124,855,544

Corporate Bonds – 59.20%
Banking – 6.87%
	AgriBank 9.125% 7/15/19		10,963,000	11,807,118
•	BAC Capital Trust XIV 5.63% 12/31/49		9,223,000	6,479,158

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Banking (continued)
	Bank of America
	4.90% 5/1/13	USD	265,000	$276,146
	5.125% 11/15/14		1,910,000	1,981,025
	5.30% 3/15/17		15,222,000	14,891,743
	5.75% 12/1/17		25,000	25,461
	6.10% 6/15/17		20,728,000	21,007,849
	Bank of New York Mellon
	4.95% 3/15/15		831,000	891,267
	5.45% 4/1/16		3,145,000	3,388,533
	Barclays Bank
	5.20% 7/10/14		8,200,000	8,752,951
	6.75% 5/22/19		15,146,000	17,061,606
#	Barclays Bank 144A 6.05% 12/4/17		24,771,000	25,277,021
	BB&T 5.25% 11/1/19		5,509,000	5,377,263
	BB&T Capital Trust II 6.75% 6/7/36		16,100,000	15,335,830
	Capital One Financial 7.375% 5/23/14		6,553,000	7,444,831
@#	CoBank ACB 144A 7.875% 4/16/18		4,635,000	4,712,187
#	Commonwealth Bank of Australia 144A
	5.00% 10/15/19		8,100,000	8,152,164
	Credit Suisse/New York
	5.30% 8/13/19		4,240,000	4,393,505
	6.00% 2/15/18		4,915,000	5,187,984
	JPMorgan Chase Capital XVIII 6.95% 8/17/36		7,290,000	7,149,296
	JPMorgan Chase Capital XXII 6.45% 2/2/37		6,320,000	5,826,604
	JPMorgan Chase Capital XXV 6.80% 10/1/37		32,595,000	32,147,274
	KeyBank 6.95% 2/1/28		19,095,000	16,815,783
•	National City Bank 0.684% 6/7/17		2,650,000	2,132,778
	PNC Bank 6.875% 4/1/18		10,439,000	11,165,972
	PNC Funding
	5.25% 11/15/15		1,000,000	1,026,225
	5.625% 2/1/17		7,129,000	7,040,479
@	Popular North America Capital Trust I
	6.564% 9/15/34		3,969,000	2,907,412
•#	Rabobank Nederland 144A 11.00% 12/29/49		12,565,000	15,814,171
#	Russian Agricultural Bank 144A 6.299% 5/15/17		5,941,000	5,881,590
	Silicon Valley Bank
	5.70% 6/1/12		7,302,000	7,362,001
	6.05% 6/1/17		5,090,000	4,750,385
	U.S. Bank North America 4.95% 10/30/14		805,000	866,596

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Banking (continued)
•	USB Capital IX 6.189% 10/29/49	USD	29,317,000	$22,793,968
	VTB Capital 6.875% 5/29/18		1,220,000	1,224,575
#	VTB Capital 144A 6.875% 5/29/18		7,940,000	7,900,300
	Wachovia
	5.25% 8/1/14		7,130,000	7,419,343
	5.625% 10/15/16		20,500,000	21,063,873
•	Wells Fargo Capital XIII 7.70% 12/29/49		26,041,000	24,348,335
	Zions Bancorporation
	5.50% 11/16/15		3,765,000	2,944,030
	5.65% 5/15/14		2,392,000	1,898,435
	*6.00% 9/15/15		2,219,000	1,773,407
	7.75% 9/23/14		7,085,000	6,347,274
				381,043,748
Basic Industry – 4.56%
#	Algoma Acqusition 144A 9.875% 6/15/15		1,990,000	1,711,400
	ArcelorMittal
	6.125% 6/1/18		12,294,000	12,162,773
	*9.00% 2/15/15		3,915,000	4,524,605
	9.85% 6/1/19		7,606,000	8,978,427
	California Steel Industries 6.125% 3/15/14		1,835,000	1,697,375
	Century Aluminum 7.50% 8/15/14		4,405,000	4,008,550
•#	Cognis 144A 2.299% 9/15/13		3,280,000	2,853,600
#	Compass Minerals International 144A
	8.00% 6/1/19		3,575,000	3,700,125
	Cytec Industries 8.95% 7/1/17		3,255,000	3,815,661
	Domtar 7.125% 8/15/15		1,103,000	1,097,485
	Dow Chemical 8.55% 5/15/19		28,115,000	32,150,457
#	Evraz Group 144A
	8.875% 4/24/13		4,234,000	4,165,198
	9.50% 4/24/18		4,505,000	4,459,950
#	FMG Finance 144A 10.625% 9/1/16		4,695,000	5,176,238
	Freeport-McMoRan Copper & Gold
	8.25% 4/1/15		34,000	36,505
	8.375% 4/1/17		10,100,000	10,872,558
#	Georgia-Pacific 144A 8.25% 5/1/16		3,920,000	4,174,800
*	Huntsman International
	7.875% 11/15/14		4,549,000	4,298,805
	8.375% 1/1/15		5,754,000	5,322,450
	Innophos 9.625% 8/15/14		3,394,000	3,444,910

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
@#	Innophos Holdings 144A 9.50% 4/15/12	USD	1,045,000	$1,045,000
	Lubrizol
	6.50% 10/1/34		1,089,000	1,142,190
	8.875% 2/1/19		14,727,000	18,391,784
#	MacDermid 144A 9.50% 4/15/17		4,353,000	4,135,350
	Massey Energy 6.875% 12/15/13		11,761,000	11,672,792
	Nalco 8.875% 11/15/13		1,760,000	1,821,600
#	Nalco 144A 8.25% 5/15/17		2,410,000	2,542,550
#	Newpage 144A 11.375% 12/31/14		5,325,000	5,338,313
•	Noranda Aluminum Acquisition PIK
	5.413% 5/15/15		4,373,994	3,094,601
	Norske Skog Canada 8.625% 6/15/11		1,976,000	1,254,760
@#	Norske Skogindustrier 144A
	7.125% 10/15/33		1,986,000	1,062,510
	Novelis 8.25% 2/15/15		1,880,000	1,696,700
#	Novelis 144A 11.50% 2/15/15		4,176,000	4,363,920
#	PE Paper Escrow 144A 12.00% 8/1/14		1,215,000	1,332,844
=@	Port Townsend 7.32% 8/27/12		577,448	418,650
@	Potlatch 12.50% 12/1/09		2,030,000	2,041,419
*	Reliance Steel & Aluminum 6.85% 11/15/36		7,757,000	6,919,469
	Ryerson
	•7.656% 11/1/14		1,372,000	1,186,780
	12.25% 11/1/15		1,876,000	1,847,860
#	Sappi Papier Holding 144A 6.75% 6/15/12		5,574,000	5,203,792
#	Severstal 144A 9.75% 7/29/13		1,250,000	1,273,438
	Southern Copper 7.50% 7/27/35		9,329,000	9,658,686
	Steel Dynamics 6.75% 4/1/15		3,639,000	3,466,148
#	Steel Dynamics 144A 8.25% 4/15/16		6,696,000	6,762,960
#	Teck Resources 144A
	10.25% 5/15/16		1,574,000	1,821,905
	10.75% 5/15/19		7,357,000	8,607,690
	United States Steel 7.00% 2/1/18		3,105,000	2,994,676
	Vale Overseas 6.875% 11/21/36		8,782,000	8,857,525
#	Vedanta Resources 144A
	8.75% 1/15/14		3,975,000	3,984,938
	*9.50% 7/18/18		3,855,000	3,864,638
*#	Voto-Votorantim Overseas Trading
	Operations 144A 6.625% 9/25/19		6,669,000	6,435,585
				252,892,945

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Brokerage – 2.92%
	Citigroup
	6.375% 8/12/14	USD	30,865,000	$32,777,550
	6.50% 8/19/13		10,852,000	11,642,568
•	Citigroup Capital XXI 8.30% 12/21/57		2,825,000	2,641,375
	E Trade Financial PIK 12.50% 11/30/17		6,275,000	6,996,625
	Goldman Sachs Group
	5.25% 10/15/13		5,419,000	5,803,012
	5.95% 1/18/18		8,161,000	8,612,964
	6.25% 9/1/17		8,958,000	9,599,061
*	Jefferies Group
	6.25% 1/15/36		6,023,000	4,729,651
	6.45% 6/8/27		15,735,000	13,340,416
	JPMorgan Chase
	6.00% 7/5/17		3,345,000	3,557,207
	*6.00% 10/1/17		2,660,000	2,837,723
	6.30% 4/23/19		1,090,000	1,198,442
	LaBranche 11.00% 5/15/12		12,526,000	12,103,248
	Lazard Group
	6.85% 6/15/17		5,869,000	5,950,344
	7.125% 5/15/15		1,833,000	1,883,970
	Morgan Stanley
	5.375% 10/15/15		14,323,000	14,875,510
	*5.55% 4/27/17		6,095,000	6,143,632
	6.00% 4/28/15		10,368,000	11,107,052
	6.25% 8/28/17		5,620,000	5,902,967
				161,703,317
Capital Goods – 3.38%
	Allied Waste North America
	6.125% 2/15/14		2,650,000	2,719,854
	6.875% 6/1/17		12,432,000	13,197,413
	7.125% 5/15/16		13,936,000	14,826,343
	AMH Holdings 11.25% 3/1/14		830,000	767,750
	Anixter 10.00% 3/15/14		4,058,000	4,413,075
	Associated Materials 9.75% 4/15/12		2,778,000	2,840,505
#	BAE Systems Holdings 144A 4.95% 6/1/14		10,055,000	10,444,068
	Building Materials 7.75% 8/1/14		3,039,000	3,008,610
#	BWAY 144A 10.00% 4/15/14		5,410,000	5,775,175
•#	C8 Capital 144A 6.64% 12/31/49		4,655,000	3,291,080
#	Case New Holland 144A 7.75% 9/1/13		4,069,000	4,058,828

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Capital Goods (continued)
	Casella Waste Systems 9.75% 2/1/13	USD	3,653,000	$3,506,880
#	Casella Waste Systems 144A
	11.00% 7/15/14		2,670,000	2,863,575
#	CPM Holdings 144A 10.625% 9/1/14		1,297,000	1,361,850
	Crown Americas 7.625% 11/15/13		5,293,000	5,451,790
#	Crown Americas 144A 7.625% 5/15/17		2,260,000	2,327,800
*	Eastman Kodak 7.25% 11/15/13		6,090,000	4,780,650
*	Graham Packaging 9.875% 10/15/14		8,096,000	8,298,400
*	Graphic Packaging International
	9.50% 8/15/13		7,740,000	7,981,875
#	Graphic Packaging International 144A
	9.50% 6/15/17		1,845,000	1,946,475
#	Greif 144A 7.75% 8/1/19		2,390,000	2,461,700
	Intertape Polymer 8.50% 8/1/14		1,367,000	1,073,095
	Jabil Circuit 7.75% 7/15/16		3,197,000	3,332,873
*	L-3 Communications 6.125% 7/15/13		2,028,000	2,053,350
#	Owens-Brockway Glass Container 144A
	7.375% 5/15/16		1,310,000	1,329,650
#	Plastipak Holdings 144A
	8.50% 12/15/15		3,415,000	3,432,075
	10.625% 8/15/19		3,532,000	3,885,200
	Pregis 13.375% 10/15/13		6,229,000	6,042,130
*	RBS Global/Rexnord
	9.50% 8/1/14		4,674,000	4,650,630
	11.75% 8/1/16		2,133,000	2,079,675
*	Sanmina-SCI 8.125% 3/1/16		7,435,000	7,137,600
#	Sealed Air 144A 7.875% 6/15/17		1,395,000	1,455,722
	Smurfit Kappa Funding 7.75% 4/1/15		3,673,000	3,397,525
*	Solo Cup 8.50% 2/15/14		5,640,000	5,513,100
	Terex 8.00% 11/15/17		4,015,000	3,723,913
	Thermadyne Holdings 10.50% 2/1/14		3,574,000	3,145,120
	Tyco International Finance 8.50% 1/15/19		17,744,000	21,677,808
	USG 6.30% 11/15/16		6,410,000	5,544,650
#	USG 144A 9.75% 8/1/14		880,000	928,400
	Waste Management 7.375% 3/11/19		462,000	539,556
				187,265,768
Communications – 10.67%
*	Affinion Group 11.50% 10/15/15		3,520,000	3,696,000
	Alcatel-Lucent USA 6.45% 3/15/29		2,850,000	2,251,500

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
*	America Movil SAB de CV 5.625% 11/15/17	USD	7,033,000	$7,279,893
#	American Tower 144A 4.625% 4/1/15		8,775,000	8,889,654
	AT&T
	6.50% 9/1/37		5,145,000	5,504,275
	6.70% 11/15/13		785,000	892,440
*	AT&T Wireless 8.125% 5/1/12		17,052,000	19,495,278
*	Belo 6.75% 5/30/13		3,305,000	3,255,425
#	Cablevision Systems 144A 8.625% 9/15/17		3,170,000	3,296,800
#	Cengage Learning Acquisitions 144A
	10.75% 1/15/15		3,835,000	3,643,250
#	Cequel Communications Holdings I 144A
	8.625% 11/15/17		2,360,000	2,326,488
#	Charter Communications Operating 144A
	10.00% 4/30/12		1,363,000	1,390,260
	10.375% 4/30/14		1,901,000	1,943,773
	12.875% 9/15/14		13,390,000	14,862,899
	Cincinnati Bell
	7.00% 2/15/15		4,690,000	4,502,400
	8.25% 10/15/17		5,995,000	5,950,038
	Citizens Communications
	6.25% 1/15/13		1,495,000	1,483,788
	7.125% 3/15/19		4,786,000	4,522,770
	Comcast
	*4.95% 6/15/16		9,190,000	9,430,741
	6.95% 8/15/37		5,000,000	5,471,380
#	Cox Communications 144A
	5.875% 12/1/16		5,770,000	6,019,131
	6.95% 6/1/38		4,715,000	4,953,801
	8.375% 3/1/39		11,990,000	14,418,382
*	Cricket Communications 9.375% 11/1/14		12,433,000	12,122,175
*#	Cricket Communications 144A
	7.75% 5/15/16		2,150,000	2,155,375
*	Crown Castle International 9.00% 1/15/15		5,541,000	5,873,460
*#	CSC Holdings 144A
	8.50% 4/15/14		2,736,000	2,903,580
	8.50% 6/15/15		1,251,000	1,327,624
	Deutsche Telekom International Finance
	5.25% 7/22/13		6,840,000	7,323,868
#	Digicel 144A 9.25% 9/1/12		3,436,000	3,504,720

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
#	Digicel Group 144A
	*8.875% 1/15/15	USD	5,810,000	$5,548,550
	12.00% 4/1/14		5,930,000	6,715,725
#	DigitalGlobe 144A 10.50% 5/1/14		1,930,000	2,094,050
	DirecTV Holdings 7.625% 5/15/16		14,595,000	15,856,051
	DISH DBS 7.125% 2/1/16		5,269,000	5,295,345
#	DISH DBS 144A 7.875% 9/1/19		19,540,000	20,101,775
#	GCI 144A 8.625% 11/15/19		2,180,000	2,190,900
#	Global Crossing 144A 12.00% 9/15/15		7,530,000	8,113,575
@	Grupo Televisa 8.49% 5/11/37		53,600,000	3,347,131
*	Hughes Network Systems/Finance
	9.50% 4/15/14		5,894,000	6,026,615
	Inmarsat Finance II10.375% 11/15/12		9,921,000	10,293,038
#	Intelsat Bermuda 144A 11.25% 2/4/17		13,780,000	13,779,999
	Intelsat Jackson Holdings 11.25% 6/15/16		14,950,000	15,996,499
	Intelsat Subsidiary Holding 8.875% 1/15/15		2,015,000	2,042,706
*	Interpublic Group 6.25% 11/15/14		6,189,000	5,825,396
#	Interpublic Group 144A 10.00% 7/15/17		830,000	896,400
	Lamar Media
	*6.625% 8/15/15		4,409,000	4,217,770
	6.625% 8/15/15		756,000	718,200
	Level 3 Financing
	9.25% 11/1/14		3,971,000	3,554,045
	12.25% 3/15/13		2,931,000	3,070,223
	LIN Television 6.50% 5/15/13		965,000	880,563
#	Mediacom 144A 9.125% 8/15/19		4,355,000	4,518,313
*	MetroPCS Wireless 9.25% 11/1/14		9,481,000	9,599,513
#	MetroPCS Wireless 144A 9.25% 11/1/14		112,000	113,400
#	Net Servicos 144A 7.50% 1/27/20		5,147,000	5,101,964
	Nielsen Finance
	*10.00% 8/1/14		2,750,000	2,846,250
	11.50% 5/1/16		1,510,000	1,611,925
	11.625% 2/1/14		1,457,000	1,562,633
	*Ω12.50% 8/1/16		3,006,000	2,618,978
#	Nielsen Finance 144A
	11.50% 5/1/16		860,000	918,050
	11.625% 2/1/14		487,000	522,308
#	NII Capital 144A 10.00% 8/15/16		6,417,000	6,802,020

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
#	Nordic Telephone Holdings 144A
	8.875% 5/1/16	USD	5,560,000	$5,810,200
*#	PAETEC Holding 144A 8.875% 6/30/17		4,091,000	4,070,545
#	Qwest 144A 8.375% 5/1/16		3,616,000	3,751,600
	Qwest Communications International
	7.50% 2/15/14		3,376,000	3,325,360
#	Rainbow National Services 144A
	10.375% 9/1/14		1,318,000	1,390,490
	Shaw Communications 5.65% 10/1/19		11,451,000	10,796,294
	Sinclair Broadcast Group 8.00% 3/15/12		795,000	757,238
#	Sinclair Television Group 144A 9.25% 11/1/17		3,120,000	3,088,800
#	Sirius XM Radio 144A 9.75% 9/1/15		735,000	753,375
	Sprint Capital
	6.875% 11/15/28		10,755,000	8,120,025
	8.375% 3/15/12		40,000	40,700
	8.75% 3/15/32		14,025,000	12,201,750
	Sprint Nextel 6.00% 12/1/16		14,459,000	12,507,035
	Telecom Italia Capital
	5.25% 10/1/15		19,776,000	20,522,642
	6.20% 7/18/11		1,016,000	1,081,400
	7.175% 6/18/19		10,252,000	11,385,697
	Telesat Canada
	11.00% 11/1/15		8,290,000	9,036,100
	12.50% 11/1/17		2,804,000	3,087,905
#	Terremark Worldwide 144A 12.00% 6/15/17		2,586,000	2,870,460
	Time Warner Cable 6.75% 7/1/18		7,751,000	8,546,958
*	Time Warner Telecom Holdings
	9.25% 2/15/14		3,722,000	3,852,270
*#	Univision Communications 144A 12.00% 7/1/14		3,097,000	3,364,116
#	UPC Holding 144A 9.875% 4/15/18		2,200,000	2,337,500
	Verizon Communications 6.40% 2/15/38		594,000	635,319
	Videotron Ltee
	6.375% 12/15/15		552,000	540,960
	9.125% 4/15/18		2,195,000	2,387,063
#	Videotron Ltee 144A 9.125% 4/15/18		1,125,000	1,223,438
#	Vimpelcom 144A 9.125% 4/30/18		9,574,000	10,028,765
	Virgin Media Finance
	8.75% 4/15/14		2,600,000	2,665,000
	9.50% 8/15/16		2,210,000	2,348,125

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
	Visant Holding 8.75% 12/1/13	USD	3,885,000	$3,991,838
#	Vivendi 144A
	5.75% 4/4/13		19,090,000	20,363,627
	6.625% 4/4/18		9,450,000	10,246,106
	Vodafone Group
	*5.00% 12/16/13		1,605,000	1,717,851
	5.00% 9/15/15		7,933,000	8,401,460
	5.375% 1/30/15		9,270,000	9,959,827
	5.45% 6/10/19		4,805,000	5,047,662
#	Wind Acquisition Finance 144A
	10.75% 12/1/15		2,025,000	2,197,125
	11.75% 7/15/17		5,950,000	6,753,250
*	Windstream 8.125% 8/1/13		2,973,000	3,099,353
	WPP Finance UK 8.00% 9/15/14		19,424,000	21,571,147
	XM Satellite Radio Holdings PIK 10.00% 6/1/11		2,202,000	2,097,405
				591,444,859
Consumer Cyclical – 7.45%
*#	Allison Transmission 144A
	11.00% 11/1/15		10,780,000	11,049,500
*	ArvinMeritor 8.125% 9/15/15		6,650,000	5,835,375
	Beazer Homes USA 8.625% 5/15/11		4,529,000	4,257,260
	Burlington Coat Factory Investment Holdings
	14.50% 10/15/14		13,865,000	13,864,999
*	Burlington Coat Factory Warehouse
	11.125% 4/15/14		3,465,000	3,594,938
	Carrols 9.00% 1/15/13		1,398,000	1,404,990
	Corrections Corporation of America
	7.75% 6/1/17		5,930,000	6,137,550
	CVS Caremark 6.125% 9/15/39		3,050,000	3,091,706
w#	CVS Pass Through Trust 144A 8.353% 7/10/31		23,634,856	26,910,173
	Darden Restaurants 6.80% 10/15/37		11,178,000	11,570,224
	Denny’s Holdings 10.00% 10/1/12		998,000	1,022,950
#	Duane Reade 144A 11.75% 8/1/15		90,000	96,300
*	Ford Motor 7.45% 7/16/31		12,976,000	10,705,200
	Ford Motor Credit
	*7.50% 8/1/12		10,950,000	10,670,173
	*7.80% 6/1/12		4,150,000	4,065,875
	*8.00% 6/1/14		1,510,000	1,469,540
	*8.625% 11/1/10		4,700,000	4,795,579

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
	Ford Motor Credit (continued)
	9.875% 8/10/11	USD	1,215,000	$1,243,291
	12.00% 5/15/15		4,210,000	4,746,030
#	Galaxy Entertainment Finance 144A
	9.875% 12/15/12		5,974,000	5,884,390
	Gaylord Entertainment 6.75% 11/15/14		3,558,000	3,291,150
	Global Cash Access/Finance 8.75% 3/15/12		2,526,000	2,526,000
*	GMAC 7.75% 1/19/10		1,690,000	1,691,418
#	GMAC 144A
	6.00% 12/15/11		2,431,000	2,303,373
	6.625% 5/15/12		5,817,000	5,540,693
	6.875% 9/15/11		13,506,000	13,100,819
	6.875% 8/28/12		7,114,000	6,793,870
*	Goodyear Tire & Rubber
	9.00% 7/1/15		3,872,000	4,007,520
	10.50% 5/15/16		5,489,000	5,969,288
#	Harrah’s Operating 144A 10.00% 12/15/18		12,613,000	9,648,945
#	Harrah’s Operating Escrow 144A
	11.25% 6/1/17		8,603,000	8,818,075
	Interface 9.50% 2/1/14		934,000	922,325
#	Interface 144A 11.375% 11/1/13		2,578,000	2,797,130
#	Invista 144A 9.25% 5/1/12		4,150,000	4,212,250
	K Hovnanian Enterprises
	6.25% 1/15/15		2,355,000	1,719,150
	7.50% 5/15/16		3,663,000	2,545,785
#	K Hovnanian Enterprises 144A
	10.625% 10/15/16		4,010,000	4,010,000
*#	Landry’s Restaurants 144A
	14.00% 8/15/11		2,311,000	2,331,221
	Levi Strauss 9.75% 1/15/15		2,764,000	2,902,200
	M/I Homes 6.875% 4/1/12		1,136,000	1,073,520
	Macy’s Retail Holdings
	6.65% 7/15/24		9,443,000	8,050,158
	7.875% 8/15/36		3,085,000	2,645,388
	8.875% 7/15/15		3,915,000	4,159,688
	10.625% 11/1/10		2,235,000	2,351,124
	Meritage Homes
	6.25% 3/15/15		610,000	565,775
	7.00% 5/1/14		3,771,000	3,601,305

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
*	MGM MIRAGE
	6.625% 7/15/15	USD	1,315,000	$1,002,688
	7.50% 6/1/16		6,134,000	4,723,180
	7.625% 1/15/17		3,491,000	2,661,888
#	MGM MIRAGE 144A
	10.375% 5/15/14		24,000	25,680
	11.125% 11/15/17		1,373,000	1,517,165
	*11.375% 3/1/18		4,735,000	4,285,175
	13.00% 11/15/13		6,860,000	7,820,400
	Mobile Mini
	6.875% 5/1/15		2,191,000	2,059,540
	*9.75% 8/1/14		1,125,000	1,164,375
	Mohawk Industries 6.125% 1/15/16		2,349,000	2,313,765
	Navistar International 8.25% 11/1/21		8,000,000	7,850,000
	New Albertsons 7.25% 5/1/13		1,110,000	1,115,550
	Nordstrom
	*6.25% 1/15/18		5,480,000	5,797,725
	*6.75% 6/1/14		10,701,000	11,936,322
	7.00% 1/15/38		1,350,000	1,424,797
	OSI Restaurant Partners 10.00% 6/15/15		4,697,000	3,992,450
	Pinnacle Entertainment 7.50% 6/15/15		7,945,000	7,190,225
#	Pinnacle Entertainment 144A
	8.625% 8/1/17		3,025,000	3,025,000
@#	Pokagon Gaming Authority 144A
	10.375% 6/15/14		3,513,000	3,653,520
	Quiksilver 6.875% 4/15/15		8,330,000	6,476,575
*	Rite Aid 9.375% 12/15/15		8,946,000	7,469,910
	Royal Caribbean Cruises
	6.875% 12/1/13		20,000	19,050
	7.00% 6/15/13		4,605,000	4,466,850
*	Ryland Group 8.40% 5/15/17		4,143,000	4,433,010
#	Sealy Mattress 144A 10.875% 4/15/16		1,304,000	1,467,000
#	Shingle Springs Tribal Gaming Authority 144A
	9.375% 6/15/15		7,639,000	5,461,885
#	Speedway Motorsports 144A 8.75% 6/1/16		2,860,000	3,003,000
#	Standard Pacific Escrow 144A 10.75% 9/15/16		4,380,000	4,314,300

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
	Target
	4.00% 6/15/13	USD	55,000	$57,658
	*5.125% 1/15/13		7,220,000	7,779,990
	6.50% 10/15/37		1,647,000	1,826,520
	7.00% 1/15/38		8,397,000	9,832,593
*	Tenneco 8.625% 11/15/14		7,477,000	7,084,458
*	Toys R US
	7.625% 8/1/11		1,648,000	1,656,240
	7.875% 4/15/13		2,271,000	2,219,903
#	Toys R US Property 144A 10.75% 7/15/17		2,761,000	3,009,490
#	TRW Automotive 144A
	*7.00% 3/15/14		5,560,000	5,198,600
	7.25% 3/15/17		3,865,000	3,536,475
#	Volvo Treasury 144A 5.95% 10/1/15		14,640,000	14,899,947
*	Wynn Las Vegas 6.625% 12/1/14		5,585,000	5,333,675
				413,100,787
Consumer Non-Cyclical – 6.59%
	Accellent 10.50% 12/1/13		3,770,000	3,713,450
	Alliance Imaging
	*7.25% 12/15/12		1,561,000	1,529,780
	7.25% 12/15/12		830,000	813,400
#	Alliance One International 144A
	10.00% 7/15/16		9,507,000	9,934,815
	Ambev International Finance 10.00% 7/24/17		2,332,000	1,290,995
#	Anheuser-Busch InBev Worldwide 144A
	5.375% 11/15/14		6,621,000	7,047,518
	5.375% 1/15/20		15,395,000	15,681,238
	7.20% 1/15/14		5,393,000	6,081,050
*	Aramark 8.50% 2/1/15		8,974,000	9,108,610
*	Bausch & Lomb 9.875% 11/1/15		10,169,000	10,575,760
	Beckman Coulter
	6.00% 6/1/15		10,884,000	12,007,534
	*7.00% 6/1/19		4,853,000	5,578,130
	Biomet 11.625% 10/15/17		2,943,000	3,240,979
*	Biomet PIK 10.375% 10/15/17		2,823,000	3,052,369
#	Bio-Rad Laboratories 144A 8.00% 9/15/16		2,021,000	2,086,683
#	CareFusion 144A 6.375% 8/1/19		16,740,000	18,086,883
	Community Health Systems 8.875% 7/15/15		9,382,000	9,686,915
	Cornell 10.75% 7/1/12		788,000	807,700

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
	Delhaize Group 5.875% 2/1/14	USD	5,505,000	$5,933,702
	DJO Finance 10.875% 11/15/14		3,855,000	4,038,113
#	Dole Food 144A
	8.00% 10/1/16		3,055,000	3,108,463
	13.875% 3/15/14		3,348,000	3,933,900
	HCA
	6.50% 2/15/16		4,403,000	4,127,813
	9.25% 11/15/16		17,095,000	17,907,012
*#	HCA 144A 9.875% 2/15/17		330,000	356,400
	HCA PIK 9.625% 11/15/16		1,380,000	1,467,975
•	HealthSouth 7.218% 6/15/14		5,184,000	5,106,240
	Hospira 6.40% 5/15/15		15,711,000	17,479,743
	Ingles Markets 8.875% 5/15/17		821,000	845,630
#	Ingles Markets 144A 8.875% 5/15/17		2,623,000	2,695,133
	Inverness Medical Innovations 9.00% 5/15/16		5,085,000	5,173,988
	Iron Mountain
	*6.625% 1/1/16		1,557,000	1,529,753
	8.00% 6/15/20		6,817,000	6,970,383
	*8.75% 7/15/18		1,365,000	1,429,838
	Jarden 8.00% 5/1/16		4,535,000	4,693,725
#	JBS USA 144A 11.625% 5/1/14		5,626,000	6,258,925
	JohnsonDiversey Holdings 10.67% 5/15/13		3,028,000	3,088,560
	Medco Health Solutions 7.125% 3/15/18		19,872,000	22,531,866
#	M-Foods Holdings 144A 9.75% 10/1/13		1,546,000	1,603,975
	PHH 7.125% 3/1/13		355,000	321,275
	Psychiatric Solutions 7.75% 7/15/15		3,908,000	3,868,920
#	Psychiatric Solutions 144A 7.75% 7/15/15		3,505,000	3,382,325
	Quest Diagnostics
	5.45% 11/1/15		23,117,000	24,462,616
	6.40% 7/1/17		6,712,000	7,361,789
	6.95% 7/1/37		104,000	119,026
*	RSC Equipment Rental 9.50% 12/1/14		8,443,000	8,379,678
*	Select Medical 7.625% 2/1/15		8,844,000	8,379,690
@#	Seminole Indian Tribe of Florida 144A
	7.804% 10/1/20		1,695,000	1,442,547
	8.03% 10/1/20		590,000	507,730
#	ServiceMaster PIK 144A 10.75% 7/15/15		4,315,000	4,315,000
	Smithfield Foods 7.75% 5/15/13		6,771,000	6,093,900
#	Smithfield Foods 144A 10.00% 7/15/14		1,987,000	2,096,285

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
	Supervalu
	*7.50% 11/15/14	USD	2,800,000	$2,807,000
	8.00% 5/1/16		4,324,000	4,421,290
	Tenet Healthcare 7.375% 2/1/13		7,978,000	7,818,440
#	Tops Markets 144A 10.125% 10/15/15		2,215,000	2,275,913
*#	Tyson Foods 144A 10.50% 3/1/14		2,985,000	3,417,825
	UnitedHealth Group 6.00% 2/15/18		14,550,000	15,288,819
	Universal Hospital Services PIK 8.50% 6/1/15		2,180,000	2,169,100
•	US Oncology Holdings PIK 6.428% 3/15/12		9,393,000	8,312,805
*	Yankee Acquisition
	8.50% 2/15/15		845,000	811,200
	9.75% 2/15/17		7,110,000	6,736,725
				365,394,844
Electric – 3.61%
	AES
	7.75% 3/1/14		911,000	920,110
	*8.00% 10/15/17		2,565,000	2,590,650
	8.00% 6/1/20		23,133,000	23,248,664
#	Calpine Construction Finance 144A
	8.00% 6/1/16		9,488,000	9,677,760
#	Centrais Eletricas Brasileiras 144A
	6.875% 7/30/19		6,700,000	7,051,750
	CMS Energy 8.75% 6/15/19		300,000	331,749
	Duke Energy 5.05% 9/15/19		7,665,000	7,743,467
	Duquense Light Holdings 5.50% 8/15/15		3,168,000	2,942,876
	Edison Mission Energy
	*7.00% 5/15/17		3,513,000	2,854,313
	7.20% 5/15/19		3,430,000	2,752,575
	7.50% 6/15/13		2,240,000	2,094,400
	Elwood Energy 8.159% 7/5/26		4,003,439	3,583,078
#	Enel Finance International 144A
	3.875% 10/7/14		4,475,000	4,531,202
	5.125% 10/7/19		20,415,000	20,841,040
	Energy Future Holdings
	5.55% 11/15/14		6,045,000	4,415,208
	11.375% 11/1/17		3,208,000	2,245,600
	Illinois Power 9.75% 11/15/18		19,730,000	24,724,846
	Indiana Michigan Power 7.00% 3/15/19		7,767,000	8,781,945
	Midamerican Funding 6.75% 3/1/11		358,000	377,651

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Electric (continued)
w	Mirant Mid Atlantic Pass Through Trust Class A
	8.625% 6/30/12	USD	1,345,345	$1,377,297
	Mirant North America 7.375% 12/31/13		802,000	793,980
*	Mirant North Americas Generation
	8.50% 10/1/21		5,101,000	4,565,395
	NRG Energy
	7.25% 2/1/14		3,320,000	3,303,400
	7.375% 2/1/16		15,100,000	15,043,374
	7.375% 1/15/17		2,251,000	2,234,118
	Orion Power Holdings 12.00% 5/1/10		2,925,000	3,034,688
	Pennsylvania Electric 5.20% 4/1/20		9,125,000	9,185,088
	PPL Electric Utilities 7.125% 11/30/13		3,820,000	4,378,026
•	Puget Sound Energy 6.974% 6/1/67		4,819,000	4,229,506
*	RRI Energy 7.625% 6/15/14		1,395,000	1,367,100
	Sempra Energy 6.00% 10/15/39		13,110,000	13,180,453
*	Texas Competitive Electric Holdings
	10.50% 11/1/15		7,853,000	5,614,895
				200,016,204
Energy – 6.37%
*#	Adaro Indonesia 144A 7.625% 10/22/19		7,049,000	6,996,133
#	Arch Coal 144A 8.75% 8/1/16		2,580,000	2,657,400
	Berry Petroleum 10.25% 6/1/14		4,166,000	4,478,450
	Chesapeake Energy
	6.50% 8/15/17		2,235,000	2,106,488
	6.625% 1/15/16		2,374,000	2,293,878
	*7.00% 8/15/14		17,000	17,213
	*7.25% 12/15/18		3,965,000	3,855,963
	*9.50% 2/15/15		11,099,000	12,070,163
*	CITIC Resources 6.75% 5/15/14		3,250,000	3,124,225
#	CITIC Resources 144A 6.75% 5/15/14		2,000,000	1,925,000
	Complete Production Services 8.00% 12/15/16		1,464,000	1,394,460
*	Copano Energy 7.75% 6/1/18		3,244,000	3,138,570
	Denbury Resources
	7.50% 4/1/13		827,000	832,169
	9.75% 3/1/16		2,410,000	2,596,775
	Dynergy Holdings
	7.75% 6/1/19		7,215,000	6,114,713
	8.375% 5/1/16		550,000	515,625
	Enbridge Energy Partners 9.875% 3/1/19		12,557,000	15,870,955

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Energy (continued)
*	Energy Transfer Partners 9.70% 3/15/19	USD	14,304,000	$17,739,977
	Enterprise Products Operating
	6.375% 2/1/13		305,000	330,910
	•8.375% 8/1/66		9,315,000	9,140,241
	9.75% 1/31/14		6,116,000	7,385,119
*	Forest Oil 7.25% 6/15/19		3,862,000	3,620,625
#	Gaz Capital 144A
	7.288% 8/16/37		2,682,000	2,514,375
	9.25% 4/23/19		5,784,000	6,500,059
	Geophysique-Veritas 7.75% 5/15/17		3,666,000	3,647,670
#	Geophysique-Veritas 144A 9.50% 5/15/16		1,310,000	1,385,325
#	Headwaters 144A 11.375% 11/1/14		4,000,000	4,030,000
#	Helix Energy Solutions Group 144A
	9.50% 1/15/16		6,027,000	6,222,878
#	Hercules Offshore 144A 10.50% 10/15/17		6,420,000	6,436,050
#	Hilcorp Energy I 144A
	7.75% 11/1/15		2,078,000	1,994,880
	9.00% 6/1/16		2,247,000	2,258,235
#	Holly 144A 9.875% 6/15/17		3,966,000	4,124,640
*	International Coal Group 10.25% 7/15/14		7,749,000	7,400,295
	KCS Energy 7.125% 4/1/12		659,000	659,000
*	Key Energy Services 8.375% 12/1/14		5,260,000	5,161,375
	Kinder Morgan Energy Partners
	6.85% 2/15/20		12,200,000	13,534,545
	9.00% 2/1/19		9,572,000	11,688,752
	Mariner Energy 8.00% 5/15/17		4,229,000	3,996,405
	MarkWest Energy Partners 8.75% 4/15/18		2,518,000	2,587,245
#	Midcontinent Express Pipeline 144A
	6.70% 9/15/19		9,410,000	9,534,278
#	Murray Energy 144A 10.25% 10/15/15		175,000	174,125
	Nexen 7.50% 7/30/39		15,877,000	17,589,476
	Noble Energy 8.25% 3/1/19		14,019,000	16,840,239
	OPTI Canada
	*7.875% 12/15/14		3,538,000	2,777,330
	8.25% 12/15/14		5,067,000	4,002,930
	Petrobras International Finance
	*5.75% 1/20/20		9,690,000	9,709,380
	6.875% 1/20/40		3,670,000	3,684,680

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Energy (continued)
	Petrohawk Energy
	7.875% 6/1/15	USD	1,392,000	$1,412,880
	*9.125% 7/15/13		5,457,000	5,675,280
#	Petrohawk Energy 144A 10.50% 8/1/14		1,526,000	1,670,970
	Petroleum Development 12.00% 2/15/18		4,111,000	4,121,278
*	Plains All American Pipeline
	4.25% 9/1/12		1,715,000	1,763,397
	5.75% 1/15/20		22,015,000	22,673,864
	Plains Exploration & Production
	8.625% 10/15/19		2,025,000	2,040,188
	Pride International 8.50% 6/15/19		6,910,000	7,756,475
	Quicksilver Resources 11.75% 1/1/16		5,389,000	6,008,735
	Range Resources 8.00% 5/15/19		4,195,000	4,373,288
#	Ras Laffan Liquefied Natural Gas III 144A
	5.832% 9/30/16		1,285,000	1,364,063
	Regency Energy Partners 8.375% 12/15/13		2,098,000	2,160,940
#	Regency Energy Partners 144A 9.375% 6/1/16		2,500,000	2,650,000
#	SandRidge Energy 144A 9.875% 5/15/16		6,769,000	7,276,675
•	TransCanada Pipelines 6.35% 5/15/67		10,180,000	9,489,287
	Transcontinental Gas Pipe Line 6.40% 4/15/16		575,000	634,453
	Weatherford International
	4.95% 10/15/13		3,050,000	3,204,873
	5.95% 6/15/12		5,380,000	5,789,961
	9.625% 3/1/19		3,815,000	4,730,795
	Williams 7.50% 1/15/31		1,484,000	1,538,208
				352,994,829
Financials – 2.67%
	Capital One Bank USA 8.80% 7/15/19		16,098,000	19,099,133
	Capital One Capital V 10.25% 8/15/39		13,020,000	14,896,898
	Cardtronics
	9.25% 8/15/13		2,369,000	2,416,380
	9.75% 8/15/13		4,418,000	4,506,360
	FTI Consulting
	7.625% 6/15/13		2,842,000	2,884,630
	7.75% 10/1/16		707,000	714,070

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Financials (continued)
	General Electric Capital
	•1.91% 2/2/11	USD	22,500,000	$3,828,167
	@5.125% 1/28/14		18,100,000	2,612,433
	5.625% 5/1/18		20,000	20,619
	6.00% 8/7/19		41,091,000	43,270,219
	6.75% 3/15/32		725,000	764,225
@	General Electric Capital UK Funding
	4.625% 1/18/16	GBP	1,497,000	2,410,890
*•#	ILFC E-Capital Trust II 144A 6.25% 12/21/65	USD	2,385,000	1,144,800
	International Lease Finance
	5.25% 1/10/13		2,612,000	2,101,639
	5.35% 3/1/12		3,492,000	2,864,505
	5.55% 9/5/12		7,125,000	5,721,617
	5.625% 9/20/13		11,329,000	8,612,748
	5.875% 5/1/13		4,708,000	3,601,079
	*6.375% 3/25/13		2,915,000	2,307,240
	6.625% 11/15/13		7,989,000	6,169,505
@#	Mantis Reef 144A 4.799% 11/3/09		215,000	215,000
@#	Nuveen Investments 144A 10.50% 11/15/15		15,631,000	13,911,590
	TNB Capital 5.25% 5/5/15		3,772,000	3,926,969
				148,000,716
Industrials – 0.10%
*	Sally Holdings 10.50% 11/15/16		5,079,000	5,409,135
				5,409,135
Insurance – 0.93%
•	Chubb 6.375% 3/29/67		7,791,000	7,187,198
	MetLife 6.40% 12/15/36		35,000	30,844
•#	Metlife Capital Trust X 144A 9.25% 4/8/38		14,810,000	16,185,789
‡w@#	Twin Reefs Pass Through Trust 144A
	1.386% 12/31/49		1,900,000	6,175
	UnitedHealth Group
	5.50% 11/15/12		5,132,000	5,453,910
	5.80% 3/15/36		5,336,000	5,017,361
	WellPoint
	5.00% 1/15/11		1,886,000	1,954,692
	5.875% 6/15/17		2,161,000	2,284,642
	*6.00% 2/15/14		5,823,000	6,308,755
	7.00% 2/15/19		6,585,000	7,466,335
				51,895,701

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Natural Gas – 0.33%
	AmeriGas Partners 7.125% 5/20/16	USD	2,464,000	$2,414,720
	El Paso
	6.875% 6/15/14		1,374,000	1,374,639
	7.00% 6/15/17		4,452,000	4,475,862
	7.25% 6/1/18		517,000	518,826
	8.25% 2/15/16		1,225,000	1,274,243
#	El Paso Performance-Linked Trust 144A
	7.75% 7/15/11		1,074,000	1,103,379
	Enterprise Products Operating
	6.125% 10/15/39		2,600,000	2,614,139
	Inergy Finance
	*6.875% 12/15/14		1,568,000	1,528,800
	8.25% 3/1/16		1,265,000	1,290,300
#	Inergy Finance 144A 8.75% 3/1/15		1,732,000	1,783,960
				18,378,868
Real Estate – 0.63%
	Developers Diversified Realty
	5.375% 10/15/12		4,705,000	4,416,292
	9.625% 3/15/16		3,635,000	3,694,058
#	Felcor Lodging 144A 10.00% 10/1/14		290,000	287,825
*	Host Hotels & Resorts 7.125% 11/1/13		405,000	405,000
*#	Host Hotels & Resorts 144A 9.00% 5/15/17		4,285,000	4,606,375
	ProLogis 7.375% 10/30/19		14,470,000	14,540,802
	Regency Centers 5.875% 6/15/17		2,168,000	2,045,241
•#	USB Realty 144A 6.091% 12/29/49		2,900,000	2,038,700
	Ventas Realty
	*6.50% 6/1/16		1,854,000	1,779,840
	6.50% 6/1/16		720,000	691,200
	7.125% 6/1/15		430,000	426,775
				34,932,108
Technology – 1.28%
*	Avago Technologies 10.375% 12/1/13		2,410,000	2,551,588
*	First Data 9.875% 9/24/15		23,866,000	22,135,715
*	Freescale Semiconductor 8.875% 12/15/14		27,552,000	22,523,759
*	Sungard Data Systems
	9.125% 8/15/13		4,044,000	4,134,990
	10.25% 8/15/15		4,581,000	4,747,061
#	Telcordia Technologies 144A 10.00% 3/15/13		4,145,000	3,512,888

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Technology (continued)
#	Unisys 144A 12.75% 10/15/14	USD	3,307,000	$3,629,433
*	Xerox 8.25% 5/15/14		6,887,000	7,942,660
				71,178,094
Transportation – 0.84%
#	Ashtead Capital 144A 9.00% 8/15/16		3,617,000	3,580,830
#	Ashtead Holdings 144A 8.625% 8/1/15		375,000	371,250
*	Avis Budget Car Rental
	7.875% 5/15/14		6,215,000	5,624,575
	8.00% 5/15/16		3,860,000	3,445,050
	CSX
	5.75% 3/15/13		4,215,000	4,517,237
	6.25% 3/15/18		5,996,000	6,547,721
	Delta Air Lines 7.92% 11/18/10		2,445,000	2,396,100
	Hertz
	8.875% 1/1/14		5,056,000	5,144,480
	*10.50% 1/1/16		3,159,000	3,309,053
	Kansas City Southern de Mexico
	9.375% 5/1/12		8,941,000	9,164,524
#	Kansas City Southern de Mexico 144A
	12.50% 4/1/16		2,225,000	2,508,688
@	Northwest Airlines 10.00% 2/1/10		425,000	1,318
				46,610,826
Total Corporate Bonds (cost $3,052,465,280)				3,282,262,749

Foreign Agencies – 1.41%Δ
Germany – 0.67%
	KFW
	4.875% 6/17/19		10,445,000	11,371,221
	5.50% 6/5/14		14,107,000	12,383,254
	6.00% 2/14/12		194,360,000	6,518,784
	Landwirtschaftliche Rentenbank
	6.00% 7/15/14		7,587,000	6,758,118
				37,031,377
Malaysia – 0.11%
#	Petronas Capital 144A 5.25% 8/12/19		6,011,000	6,092,161
				6,092,161

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Foreign Agencies (continued)
Netherlands – 0.13%
#	Majapahit Holding 144A 8.00% 8/7/19	USD	7,142,000	$7,320,550
				7,320,550
Republic of Korea – 0.50%
	Export-Import Bank of Korea 5.875% 1/14/15		14,365,000	15,175,129
#	Industrial Bank of Korea 144A
	7.125% 4/23/14		2,007,000	2,214,787
	Korea Development Bank 5.30% 1/17/13		4,595,000	4,767,156
*#	National Agricultural Cooperaterative
	Federation 144A 5.00% 9/30/14		5,337,000	5,443,889
				27,600,961
Total Foreign Agencies (cost $73,687,858)				78,045,049

Municipal Bonds – 0.91%
	California State
	7.30% 10/1/39		17,820,000	18,073,579
	7.55% 4/1/39		21,990,000	23,062,451
	New Jersey Economic Development Authority
	(Cigarette Tax) 5.75% 6/15/29		150,000	145,026
	North Texas Tollway Authority Series A
	6.00% 1/1/20		1,240,000	1,363,219
	Oregon State Taxable Pension 5.892% 6/1/27		305,000	320,110
•	Puerto Rico Sales Tax Financing Revenue
	(1st Subordinate) Series A 5.00% 8/1/39		7,155,000	7,436,192
Total Municipal Bonds (cost $49,356,151)				50,400,577

Non-Agency Asset-Backed Securities – 4.06%
•#	AH Mortgage Advance Trust Series 2009-ADV3
	A1 144A 2.194% 10/6/21		8,835,000	8,835,000
@	Ameriquest Mortgage Securities Series 2003-8
	AF4 5.32% 10/25/33		77,756	75,011
	Bank of America Credit Card Trust
	•Series 2008-A1 A1 0.825% 4/15/13		875,000	874,332
	Series 2008-A5 A5 1.445% 12/16/13		9,690,000	9,770,358
#	Cabela’s Master Credit Card Trust
	Series 2008-1A A1 144A 4.31% 12/16/13		3,650,000	3,704,018
	Capital Auto Receivables Asset Trust
	Series 2007-3 A3A 5.02% 9/15/11		8,588,085	8,738,854
	Series 2008-1 A3A 3.86% 8/15/12		3,270,000	3,342,129

		Principal amount°		Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
	Capital One Multi-Asset Execution Trust
	•Series 2006-A7 A7 0.275% 3/17/14	USD	2,730,000	$2,703,540
	Series 2007-A7 A7 5.75% 7/15/20		4,283,000	4,720,708
	Series 2008-A3 A3 5.05% 2/15/16		2,000,000	2,158,831
	Series 2009-A2 A2 3.20% 4/15/14		7,955,000	8,191,125
	Caterpillar Financial Asset Trust
	Series 2007-A A3A 5.34% 6/25/12		706,861	719,926
	Series 2008-A A3 4.94% 4/25/14		7,460,000	7,620,928
@#	Cendant Timeshare Receivables Funding
	Series 2004-1A A1 144A 3.67% 5/20/16		47,943	42,977
	Chase Issuance Trust
	Series 2005-A7 A7 4.55% 3/15/13		4,650,000	4,849,135
	Series 2005-A10 A10 4.65% 12/17/12		5,575,000	5,782,178
	•Series 2008-A6 A 1.445% 5/15/15		8,875,000	9,069,409
	Series 2008-A9 A9 4.26% 5/15/13		3,205,000	3,355,353
	Citibank Credit Card Issuance Trust
	Series 2000-A3 A3 5.45% 5/10/13		2,000,000	2,128,900
	Series 2007-A3 A3 6.15% 6/15/39		8,253,000	9,472,990
	•Series 2007-A6 A6 0.274% 7/12/12		49,000,000	48,857,553
	•Series 2009-A1 A1 1.995% 3/17/14		4,640,000	4,750,376
	Citicorp Residential Mortgage Securities
	Series 2006-3 A4 5.703% 11/25/36		6,400,000	5,487,640
	Series 2006-3 A5 5.948% 11/25/36		5,800,000	3,678,538
@	Citifinancial Mortgage Securities
	Series 2003-2 AF4 4.598% 5/25/33		287,694	210,550
	CNH Equipment Trust
	•Series 2007-B A3B 0.845% 10/17/11		146,028	146,048
	Series 2007-C A4A 5.42% 3/17/14		2,000,000	2,078,206
	Series 2008-A A4A 4.93% 8/15/14		2,733,000	2,837,000
	Series 2008-A3 4.12% 5/15/12		1,182,548	1,198,364
	Series 2008-B A3A 4.78% 7/16/12		2,295,000	2,340,189
@	Contimortgage Home Equity Trust
	Series 1996-4 A8 7.22% 1/15/28		10,592	7,289
	Countrywide Asset-Backed Certificates
	•Series 2005-7 AF3 4.454% 10/25/35		80,882	78,307
	@Series 2006-13 1AF3 5.944% 1/25/37		30,000	14,984
	Daimler Chrysler Auto Trust
	Series 2008-B A3A 4.71% 9/10/12		3,720,000	3,838,406

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
	Discover Card Master Trust
	Series 2007-A1 A1 5.65% 3/16/20	USD	6,180,000	$6,768,814
	Series 2008-A4 A4 5.65% 12/15/15		1,775,000	1,949,358
#	Dunkin Securitization
	Series 2006-1 A2 144A 5.779% 6/20/31		8,590,000	8,010,252
•	Ford Credit Floorplan Master Owner Trust
	Series 2009-2 A 1.794% 9/15/14		5,580,000	5,589,984
	General Electric Capital Credit Card
	Master Note Trust
	Series 2009-3 A 2.54% 9/15/14		8,330,000	8,344,255
•#	Golden Credit Card Trust
	Series 2008-3 A 144A 1.245% 7/15/17		4,400,000	4,325,922
	Harley-Davidson Motorcycle Trust
	#Series 2006-1 A2 144A 5.04% 10/15/12		949,062	980,233
	Series 2006-2 A2 5.35% 3/15/13		301,836	311,958
	Hyundai Auto Receivables Trust
	Series 2007-A A3A 5.04% 1/17/12		755,285	771,248
	Series 2008-A A3 4.93% 12/17/12		2,760,000	2,890,096
	John Deere Owner Trust
	Series 2008-A A3 4.18% 6/15/12		2,885,000	2,921,874
•	MBNA Credit Card Master Note Trust
	Series 2005-A4 0.285% 11/15/12		2,490,000	2,481,590
•	Merrill Auto Trust Securitization
	Series 2007-1 A4 0.305% 12/15/13		2,795,000	2,757,006
	Mid-State Trust
	Series 11 A1 4.864% 7/15/38		124,830	113,387
	Series 2004-1 A 6.005% 8/15/37		152,595	146,329
	Series 2005-1 A 5.745% 1/15/40		736,365	707,561
	#Series 2006-1 A 144A 5.787% 10/15/40		1,037,237	1,052,488
	Renaissance Home Equity Loan Trust
	Series 2005-4 A3 5.565% 2/25/36		114,311	109,575
	Series 2006-1 AF3 5.608% 5/25/36		221,735	205,239
•	Residential Asset Securities
	Series 2006-KS3 AI3 0.414% 4/25/36		142,580	129,812
=#	Sail Net Notes
	Series 2003-10A A 144A 7.50% 10/27/33		12,766	0

		Principal amount°		Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
∏	Structured Asset Securities
	Series 2001-SB1 A2 3.375% 8/25/31	USD	483,983	$390,069
	World Omni Auto Receivables Trust
	Series 2008-A A3A 3.94% 10/15/12		2,631,000	2,699,106
Total Non-Agency Asset-Backed Securities (cost $221,456,305)				225,335,308

Non-Agency Collateralized Mortgage Obligations – 3.27%
@	American Home Mortgage Investment Trust
	Series 2005-2 5A1 5.064% 9/25/35		260,604	209,882
•	ARM Trust
	Series 2005-10 3A11 5.399% 1/25/36		4,022,762	3,493,338
	Bank of America Alternative Loan Trust
	Series 2003-10 2A1 6.00% 12/25/33		361,631	361,518
	Series 2004-2 1A1 6.00% 3/25/34		417,124	405,523
	Series 2004-10 1CB1 6.00% 11/25/34		901,495	732,183
	Series 2004-11 1CB1 6.00% 12/25/34		918,590	736,882
	Series 2005-1 2A1 5.50% 2/25/20		244,698	242,939
	Series 2005-3 2A1 5.50% 4/25/20		651,513	584,936
	Series 2005-5 2CB1 6.00% 6/25/35		1,997,075	1,342,409
	Series 2005-6 7A1 5.50% 7/25/20		2,472,902	2,282,025
	Series 2005-9 5A1 5.50% 10/25/20		2,577,891	2,378,910
	•Series 2005-I 4A1 5.263% 10/25/35		50,821	46,543
	Bank of America Funding Securities
	Series 2005-8 1A1 5.50% 1/25/36		7,542,117	6,957,602
	Series 2006-5 2A10 5.75% 9/25/36		4,800,000	3,612,295
	•@Series 2006-H 1A2 3.95% 9/20/46		8,375	1,416
	Bank of America Mortgage Securities
	•Series 2003-D 1A2 3.718% 5/25/33		1,104	723
	•Series 2003-E 2A2 4.143% 6/25/33		251,664	230,899
	•Series 2004-D 1A1 3.878% 5/25/34		6,741	5,228
	Series 2005-9 2A1 4.75% 10/25/20		666,808	662,432
	•Series 2005-I 2A2 4.864% 10/25/35		43,796	11,227
•	Bear Stearns ARM Trust
	Series 2003-7 9A 4.745% 10/25/33		2,145,814	2,008,951
	Chase Mortgage Finance
	Series 2003-S8 A2 5.00% 9/25/18		814,472	825,332

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
•	Chaseflex Trust
	Series 2006-1 A4 6.30% 6/25/36	USD	6,119,000	$3,077,021
	Citicorp Mortgage Securities
	Series 2006-3 1A9 5.75% 6/25/36		890,000	733,625
	Series 2006-4 3A1 5.50% 8/25/21		4,012,110	3,862,910
	Citigroup Mortgage Loan Trust
	•Series 2004-UST1 A6 5.073% 8/25/34		2,973,344	2,935,304
	Series 2007-AR8 1A3A 6.015% 8/25/37		4,772,841	2,704,889
	Countrywide Alternative Loan Trust
	Series 2004-28CB 6A1 6.00% 1/25/35		2,529,345	2,003,715
	Series 2004-J8 1A1 7.00% 9/25/34		271,406	249,948
	Series 2005-1CB 2A2 5.50% 3/25/35		89,275	73,691
	Series 2005-57CB 4A3 5.50% 12/25/35		953,891	774,230
	Series 2005-85CB 2A2 5.50% 2/25/36		82,250	66,820
w	Countrywide Home Loan Mortgage Pass
	Through Trust
	•Series 2003-21 A1 4.10% 5/25/33		92,791	74,381
	•Series 2004-HYB2 2A 3.813% 7/20/34		309,151	270,620
	•@Series 2004-HYB4 M 3.936% 9/20/34		1,616,629	358,832
	•Series 2004-HYB5 3A1 3.984% 4/20/35		257,328	175,587
	Series 2005-23 A1 5.50% 11/25/35		6,201,390	5,720,782
	Series 2006-1 A2 6.00% 3/25/36		1,859,238	1,435,680
	@Series 2006-17 A5 6.00% 12/25/36		853,656	751,090
	•Series 2006-HYB1 3A1 5.20% 3/20/36		2,746,743	1,807,207
	Credit Suisse First Boston Mortgage Securities
	Series 2003-29 5A1 7.00% 12/25/33		226,759	222,436
	Series 2004-1 3A1 7.00% 2/25/34		99,881	88,988
	Deutsche Securities Alternative Loan Trust
	Series 2003-4XS A6A 4.82% 10/25/33		183,385	167,355
	First Horizon Asset Securities
	Series 2003-5 1A17 8.00% 7/25/33		56,942	56,741
	Series 2004-5 2A1 6.25% 8/25/17		220,443	225,609
	•Series 2004-AR5 4A1 5.705% 10/25/34		494,160	427,086
	•Series 2007-AR2 1A1 5.845% 8/25/37		4,662,621	3,430,089
	•Series 2007-AR3 2A2 6.298% 11/25/37		8,789,785	5,951,956
•	GMAC Mortgage Loan Trust
	Series 2005-AR2 4A 5.163% 5/25/35		3,197,201	2,724,710

		Principal amount°		Value (U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
#	GSMPS Mortgage Loan Trust 144A
	•Series 1998-3 A 7.75% 9/19/27	USD	122,292	$118,225
	•Series 1999-3 A 8.00% 8/19/29		158,789	161,586
	Series 2005-RP1 1A3 8.00% 1/25/35		1,660,449	1,518,793
	Series 2005-RP1 1A4 8.50% 1/25/35		715,914	655,285
	Series 2006-RP1 1A2 7.50% 1/25/36		1,005,308	782,397
	Series 2006-RP1 1A3 8.00% 1/25/36		586,167	535,541
•	GSR Mortgage Home Loan Trust
	Series 2004-9 4A1 3.309% 8/25/34		288,687	273,134
	Series 2005-AR6 2A1 3.396% 9/25/35		477,386	426,631
	Series 2006-AR1 3A1 5.346% 1/25/36		1,449,856	1,121,301
	@Series 2007-AR1 1A2 4.439% 3/25/37		384,095	84,315
•	JPMorgan Mortgage Trust
	@Series 2004-A6 1A2 4.855% 12/25/34		1,163,667	986,743
	Series 2005-A1 4A1 4.768% 2/25/35		1,425,847	1,354,472
	Series 2005-A2 5A1 4.326% 4/25/35		525,657	489,777
	Series 2005-A4 1A1 5.385% 7/25/35		2,760,725	2,491,242
	Series 2005-A6 1A2 5.143% 9/25/35		3,430,000	2,616,698
	Series 2005-A8 1A1 5.147% 9/25/35		831,249	720,443
	Series 2005-A8 2A1 4.949% 11/25/35		5,167,881	4,741,811
	Series 2006-A2 3A3 5.675% 4/25/36		1,970,000	1,364,303
	@Series 2007-A1 7A4 5.292% 7/25/35		356,078	149,162
	Lehman Mortgage Trust
	Series 2005-2 2A3 5.50% 12/25/35		1,558,270	1,450,339
	Series 2006-1 3A3 5.50% 2/25/36		767,663	602,316
	MASTR Alternative Loans Trust
	Series 2003-6 3A1 8.00% 9/25/33		35,154	34,421
	Series 2003-9 1A1 5.50% 12/25/18		524,858	521,086
	Series 2005-3 7A1 6.00% 4/25/35		121,940	114,891
	MASTR ARM Trust
	•Series 2003-6 1A2 5.685% 12/25/33		47,611	42,215
	•Series 2004-10 2A2 4.099% 10/25/34		94,457	28,556
	•Series 2005-6 7A1 5.331% 6/25/35		2,280,158	1,803,784
	•Series 2005-7 2A2 5.336% 9/25/35		45,105	7,572
	Series 2006-2 4A1 4.989% 2/25/36		725,173	656,281
#	MASTR Reperforming Loan Trust 144A
	Series 2005-1 1A5 8.00% 8/25/34		684,568	645,205
	Series 2005-2 1A4 8.00% 5/25/35		1,517,511	1,418,399

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
•#	MASTR Specialized Loan Trust
	Series 2005-2 A2 144A 5.006% 7/25/35	USD	756,979	$625,114
•	Morgan Stanley Mortgage Loan Trust
	Series 2004-6AR 2A3 3.989% 8/25/34		84,220	39,584
	Prime Mortgage Trust
	Series 2004-CL1 1A1 6.00% 2/25/34		166,270	169,960
	Residential Accredit Loans
	Series 2004-QA6 NB1 5.621% 12/26/34		12,819	5,374
	Residential Asset Mortgage Products
	Series 2004-SL1 A3 7.00% 11/25/31		57,770	57,854
	Series 2004-SL4 A3 6.50% 7/25/32		483,580	475,571
	Structured ARM Loan Trust
	Series 2004-18 5A 5.50% 12/25/34		806,822	619,087
	Series 2006-5 5A4 5.513% 6/25/36		1,422,980	343,388
	Structured Asset Securities
	•Series 2002-22H 1A 6.941% 11/25/32		79,489	77,748
	Series 2004-12H 1A 6.00% 5/25/34		493,888	463,390
w	Washington Mutual Alternative Mortgage Pass
	Through Certificates
	Series 2003-S10 A2 5.00% 10/25/18		1,885,847	1,911,188
	Series 2004-CB3 1A 6.00% 10/25/34		745,236	717,057
	Series 2004-CB3 4A 6.00% 10/25/19		710,312	654,153
	Series 2005-1 5A2 6.00% 3/25/35		550,339	364,428
	•Series 2006-AR10 1A1 5.922% 9/25/36		4,924,429	3,749,874
	•Series 2006-AR14 2A1 5.751% 11/25/36		10,053,672	6,751,876
	•Series 2007-HY1 1A1 5.672% 2/25/37		5,652,571	3,718,604
	•Series 2007-HY3 4A1 5.319% 3/25/37		12,779,876	9,792,753
	Wells Fargo Mortgage-Backed Securities Trust
	•Series 2004-E A2 4.50% 5/25/34		73,690	71,237
	•Series 2004-EE 2A1 3.169% 12/25/34		559,310	536,332
	•Series 2004-O A1 4.862% 8/25/34		9,810,887	9,869,030
	•Series 2004-T A1 3.309% 9/25/34		380,597	367,525
	Series 2005-12 1A7 5.50% 11/25/35		2,807,304	1,551,035
	Series 2005-18 1A1 5.50% 1/25/36		1,975,165	1,822,090
	•Series 2005-AR2 2A1 4.406% 3/25/35		309,929	282,295
	•Series 2005-AR16 2A1 4.25% 10/25/35		38,906	34,037
	•Series 2005-AR16 6A4 5.00% 10/25/35		5,343,831	2,080,571
	Series 2006-1 A3 5.00% 3/25/21		1,530,208	1,413,051
	Series 2006-2 3A1 5.75% 3/25/36		7,037,855	6,208,708
	Series 2006-3 A11 5.50% 3/25/36		7,101,000	6,083,439

	Principal amount°		Value (U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
Wells Fargo Mortgage-Backed Securities Trust (continued)
Series 2006-4 1A8 5.75% 4/25/36	USD	114,273	$104,582
Series 2006-4 2A3 5.75% 4/25/36		1,347,708	488,123
Series 2006-7 2A1 6.00% 6/25/36		828,157	730,590
•Series 2006-AR5 2A1 5.54% 4/25/36		2,658,832	2,081,141
•Series 2006-AR6 7A1 5.113% 3/25/36		11,072,326	9,918,191
•Series 2006-AR10 5A1 5.591% 7/25/36		3,928,221	3,019,405
•Series 2006-AR18 2A2 5.719% 11/25/36		2,999,509	786,891
•Series 2006-AR19 A1 5.648% 12/25/36		4,234,340	3,561,467
Series 2007-8 2A6 6.00% 7/25/37		1,360,000	971,015
Series 2007-13 A7 6.00% 9/25/37		3,808,030	3,283,236
Series 2007-14 1A1 6.00% 10/25/37		225,552	198,979
Total Non-Agency Collateralized Mortgage
Obligations (cost $209,830,063)			181,421,392

Regional Authorities – 0.29%Δ
Canada – 0.29%
Province of Ontario Canada
4.00% 10/7/19		8,800,000	8,681,306
4.40% 6/2/19		7,735,000	7,313,409
Total Regional Authorities (cost $16,162,848)			15,994,715

«Senior Secured Loans – 3.36%
Affiliated Computer Services
Term Tranche Loan B 2.284% 3/2013		2,260,000	2,235,988
Allen System 8.50% 10/18/13		1,505,000	1,506,415
Allied Barton 6.75% 6/22/10		1,948,027	1,972,378
Alltran 3.009% 8/7/14		1,120,100	994,436
Anchor Glass Term Tranche Loan B
6.75% 6/20/14		2,841,172	2,851,826
Aramark 1.995% 1/26/14		106,029	97,503
Aramark Term Tranche Loan B
2.156% 1/26/14		1,615,956	1,486,009
Ashland 7.65% 5/20/14		1,946,760	1,987,321
Avis Car Rental 4.23% 4/19/12		3,370,000	3,182,190
Bausch & Lomb
Term Tranche Loan B 3.533% 4/11/15		2,533,580	2,420,088
Term Tranche Loan DD 3.515% 4/11/15		615,259	587,699

Statement of net assets
Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)
«Senior Secured Loans (continued)
BE Aerospace 5.75% 7/28/14	USD	2,420,029	$2,420,029
Biomet Term Tranche Loan B 3.283% 5/25/15		2,409,101	2,318,988
Building Materials Term Tranche Loan B
6.063% 9/15/14		750,000	658,500
Burlington Coat Factory 2.923% 5/28/13		935,000	856,114
Calpine 1st Lien 3.165% 3/29/14		3,475,210	3,203,049
Charter Communications 6.25% 3/6/14		4,676,683	4,267,099
Collective 3.098% 8/15/14		1,488,588	1,430,288
Community Health Systems
Term Tranche Loan B 2.611% 7/25/14		2,713,224	2,523,854
Term Tranche Loan DD 2.496% 7/25/14		138,416	128,900
Dana Holdings Term Tranche Loan B
7.231% 1/30/15		10,603,346	9,286,780
Delta Air Lines 8.75% 9/16/13		2,635,000	2,640,494
DirectTV Term Tranche Loan C 5.25% 4/13/13		2,071,850	2,075,558
Discovery Communications 5.25% 5/14/14		2,614,680	2,657,823
Energy Futures Holdings Term Tranche Loan B
3.745% 10/10/14		17,834,484	13,853,291
First Data Term Tranche Loan B2
3.035% 9/24/14		3,004,284	2,585,713
Flextronics International
Term Tranche Loan A2 2.496% 10/1/14		673,649	626,918
Term Tranche Loan A3 2.493% 10/1/14		785,923	731,404
Term Tranche Loan B 3.79% 10/1/12		1,309,975	1,243,821
Ford Motor Term Tranche Loan B
3.288% 12/15/13		31,201,530	27,845,493
Freescale Semiconductor 1.996% 12/1/13		2,385,442	1,942,477
General Nutrition Center Term Tranche Loan B
2.525% 9/16/13		1,268,427	1,182,814
Georgia Pacific
Term Tranche Loan B1 2.316% 12/20/12		384,993	371,302
Term Tranche Loan C 3.588% 12/23/14		212,030	211,014
Goodyear Tire & Rubber 2nd Lien
2.34% 4/30/14		1,630,000	1,480,040
Graham Packaging International
Term Tranche Loan B 2.554% 10/7/11		367,126	360,088
Graham Packaging Term Tranche Loan C
6.75% 4/5/14		3,674,110	3,683,295
Graphic Packaging International
Term Tranche Loan C 3.031% 5/16/14		5,342,545	5,139,154

	Principal amount°		Value (U.S. $)
«Senior Secured Loans (continued)
Harrahs 12.375% 12/31/16	USD	4,850,000	$4,843,938
Harrahs Term Tranche Loan B 9.50% 10/31/16		1,520,000	1,491,736
HCA Term Tranche Loan B 2.533% 11/18/13		3,454,582	3,221,087
HealthSouth
Term Tranche Loan B 2.55% 3/10/13		1,738,005	1,650,484
Term Tranche Loan B2 Extended
6.50% 9/16/13		1,430,646	1,385,946
Huntsman Term C 2.494% 6/23/16		1,550,000	1,412,438
Intelsat
Term Tranche Loan A3 2.746% 9/30/10		1,110,345	1,082,586
Term Tranche Loan BA 2.746% 1/3/14		907,418	857,651
Term Tranche Loan BB 2.746% 1/3/14		907,696	857,913
Term Tranche Loan BC 2.746% 1/3/14		907,418	857,651
Knology 3.783% 6/30/12		1,457,619	1,430,289
Language Line Holdings 5.50% 10/14/15		2,260,000	2,260,000
Level 3 Communications
Term Tranche Loan A 2.53% 3/13/14		1,240,000	1,073,896
Term Tranche Loan B 11.50% 3/13/14		1,200,000	1,281,000
Levi Strauss & Co. Term Tranche Loan B
2.495% 3/27/14		660,000	610,500
MacDermid Term Tranche Loan B
2.246% 4/12/14		2,355,836	2,049,578
MCC Georgia 5.50% 3/31/17		750,000	753,285
Nalco Holding Term Tranche Loan
6.50% 5/6/16		2,611,875	2,661,670
Nielsen Finance Term Tranche Loan B
2.244% 5/9/16		1,508,120	1,418,108
Ntelos Inc 5.75% 12/30/16		750,000	755,393
Nuveen Investment Term Tranche Loan B
3.384% 11/13/14		1,116,031	968,559
Nuveen Investments 2nd Lien
Term Tranche Loan 12.50% 7/9/15		1,855,000	1,901,375
OSI Restaurant 2.53% 6/13/14		1,505,000	1,256,404
Pinnacle Foods Finance 2.996% 4/2/14		746,183	700,715
Rental Service 2nd Lien 3.817% 10/7/13		1,720,000	1,556,600
Rite Aid 9.50% 6/5/15		3,360,000	3,465,840
Select Medical Tranche B
4.157% 2/24/12		2,148,708	2,120,506
4.157% 2/24/12		739,015	714,225
Sinclair Television Group 6.50% 10/16/15		1,505,000	1,511,268

Statement of net assets
Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)
«Senior Secured Loans (continued)
Solutia 7.25% 2/28/14	USD	1,671,811	$1,699,873
Sungard Data Systems 6.75% 2/28/14		3,530,107	3,565,408
Telesat Canada
3.25% 10/31/14		191,141	183,854
Tranche B 3.25% 10/31/14		2,225,419	2,140,575
Toys R US 4.494% 7/19/12		1,420,000	1,378,955
TRW Automotive Holdings 6.25% 2/10/14		748,177	751,918
Univision Communications 2.533% 9/29/14		9,500,000	7,643,557
Visant Holdings Term Tranche Loan C
2.322% 1/21/11		750,000	738,750
Warner Chilcott 1.75% 4/30/15		220,085	220,993
Warner Chilcott
Term Tranche Loan A 5.50% 10/30/14		628,814	631,407
Term Tranche Loan B 5.75% 4/30/15		314,407	315,704
Term Tranche Loan B2 5.75% 3/14/14		691,695	694,548
Wrigley 6.50% 7/17/14		5,259,575	5,335,208
Total Senior Secured Loans (cost $166,581,343)			186,497,544

Sovereign Debt – 3.26%Δ
Brazil – 0.89%
#Banco Nacional de Desenvolvime
Economico e Social 144A
6.50% 6/10/19		6,260,000	6,619,950
Federal Republic of Brazil
*12.50% 1/5/16	BRL	30,421,000	19,604,721
12.50% 1/5/22	BRL	36,570,000	23,204,051
			49,428,722
Colombia – 0.37%
Republic of Colombia
*7.375% 9/18/37	USD	9,650,000	10,735,625
12.00% 10/22/15	COP	15,567,000,000	9,435,213
			20,170,838
Indonesia – 0.62%
Indonesia Treasury Bonds
10.75% 5/15/16	IDR	140,305,000,000	15,487,703
12.80% 6/15/21	IDR	153,500,000,000	18,852,388
			34,340,091

	Principal amount°		Value (U.S. $)
Sovereign Debt (continued)
Mexico – 0.60%
Mexican Bonos
7.25% 12/15/16	MXN	39,515,000	$2,913,459
10.00% 11/20/36	MXN	351,183,000	30,385,235
			33,298,694
Poland – 0.21%
Poland Government Bond
5.50% 10/25/19 PLN	PLN	35,660,000	11,810,721
			11,810,721
Republic of Korea – 0.17%
Government of South Korea
4.25% 12/7/21	EUR	2,996,000	4,110,768
*# Korea Expressway 144A 4.50% 3/23/15	USD	5,020,000	5,022,395
			9,133,163
Turkey – 0.40%
Republic of Turkey
7.375% 2/5/25		8,146,000	8,980,965
7.50% 7/14/17		3,024,000	3,390,660
*7.50% 11/7/19		8,820,000	9,988,650
			22,360,275
Total Sovereign Debt (cost $172,521,204)			180,542,504

Supranational Banks – 1.93%
European Investment Bank
*3.125% 6/4/14		3,145,000	3,227,657
6.125% 1/23/17	AUD	1,612,000	1,433,932
7.00% 1/18/12	NZD	14,496,000	10,895,324
9.00% 12/21/18	ZAR	115,000,000	14,065,944
11.25% 2/14/13	BRL	15,805,000	9,280,053
^19.757% 3/30/16	TRY	16,280,000	5,587,560
# European Investment Bank 144A
4.00% 5/15/14	NOK	22,550,000	3,970,751
Inter-American Development Bank
7.25% 5/24/12	NZD	8,047,000	6,088,442
International Bank for Reconstruction
& Development
5.375% 12/15/14	NZD	14,413,000	10,178,465
5.50% 2/21/11	MXN	195,800,000	14,818,873

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Supranational Banks (continued)
	International Bank for Reconstruction
	& Development (continued)
	5.75% 10/21/19	AUD	12,554,000	$10,752,050
	7.50% 7/30/14	NZD	1,011,000	781,422
	8.75% 6/15/12	BRL	7,065,000	3,957,575
	International Finance 5.75% 6/24/14	AUD	13,582,000	12,096,733
Total Supranational Banks (cost $102,405,137)				107,134,781

U.S. Treasury Obligations – 2.45%
¥	U.S. Treasury Bond 4.25% 5/15/39	USD	17,640,000	17,686,869
	U.S. Treasury Notes
	1.00% 10/31/11		4,900,000	4,910,746
	*1.375% 10/15/12		11,715,000	11,706,764
	2.25% 10/31/14		4,360,000	4,372,613
	2.375% 9/30/14		4,775,000	4,795,499
	*3.00% 9/30/16		7,550,000	7,572,416
	*¥3.625% 8/15/19		82,854,000	84,472,305
Total U.S. Treasury Obligations
	(cost $135,292,755)			135,517,212

		Number of shares
Common Stock – 0.13%
†	Alliance Imaging		286,433	1,558,195
	Blackstone Group		93,000	1,248,060
†	Century Communications		7,875,000	0
†	Delta Air Lines		36	257
*†	DirecTV Group		34,450	906,035
†	Flextronics International		103,800	672,624
†	Geoeye		30,700	778,859
†	Leap Wireless International		32,750	432,955
	Masco		30	353
†	MetroPCS Communications		72,400	451,052
†	Mirant		732	10,233
*†	Mobile Mini		76,118	1,103,711
∏=†	Port Townsend		1,970	20
†	UAL		10	65
†	USgen		255,000	0
Total Common Stock (cost $9,006,400)				7,162,419

	Number of shares		Value (U.S. $)
Convertible Preferred Stock – 0.34%
Crown Castle International 6.25% exercise price
$36.88, expiration date 8/15/12		177,650	$9,637,512
Mylan 6.50% exercise price $17.08,
expiration date 11/15/10		5,300	5,460,325
Whiting Petroleum 6.25% exercise price
$43.42, expiration date 12/31/49		23,710	3,610,322
Total Convertible Preferred Stock
(cost $16,610,267)			18,708,159

Preferred Stock – 0.24%
*• PNC Financial Services Group 8.25%		13,382,000	13,428,061
∏= Port Townsend		394	0
Total Preferred Stock (cost $12,946,490)			13,428,061

Warrant – 0.00%
=† Port Townsend		394	4
Total Warrant (cost $9,456)			4

	Principal amount°
≠Discount Note – 5.00%
Federal Home Loan Bank 0.02% 11/2/09	USD	277,364,583	277,364,417
Total Discount Note (cost $277,364,417)			277,364,417
Total Value of Securities Before Securities
Lending Collateral – 102.03%
(cost $5,375,225,040)			5,657,199,828

	Number of shares
Securities Lending Collateral** – 6.61%
Investment Companies
Mellon GSL DBT II Collateral Fund		276,681,398	276,681,398
BNY Mellon SL DBT II Liquidating Fund		91,078,281	90,058,205
†@Mellon GSL Reinvestment Trust II		7,595,692	760
Total Securities Lending Collateral
(cost $375,355,371)			366,740,363

Statement of net assets
Delaware Diversified Income Fund

Total Value of Securities – 108.64%
(cost $5,750,580,411)	$6,023,940,191 ©
Obligation to Return Securities
Lending Collateral** – (6.77%)	(375,355,371)
Liabilities Net of Receivables
and Other Assets – (1.87%)	(103,879,504)
Net Assets Applicable to 598,070,508
Shares Outstanding – 100.00%	$5,544,705,316

Net Asset Value – Delaware Diversified Income Fund
Class A ($3,658,355,221 / 394,599,391 Shares)	$9.27
Net Asset Value – Delaware Diversified Income Fund
Class B ($50,607,807 / 5,467,271 Shares)	$9.26
Net Asset Value – Delaware Diversified Income Fund
Class C ($1,375,429,032 / 148,371,554 Shares)	$9.27
Net Asset Value – Delaware Diversified Income Fund
Class R ($137,179,457 / 14,803,265 Shares)	$9.27
Net Asset Value – Delaware Diversified Income Fund
Institutional Class ($323,133,799 / 34,829,027 Shares)	$9.28

Components of Net Assets at October 31, 2009:
Shares of beneficial interest (unlimited authorization – no par)	$5,227,518,935
Undistributed net investment income	12,389,586
Accumulated net realized gain on investments	47,347,338
Net unrealized appreciation of investments and foreign currencies	257,449,457
Total net assets	$5,544,705,316

°Principal amount shown is stated in the currency in which each security is denominated.

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CLP — Chilean Peso
COP — Columbian Peso
EUR — European Monetary Unit
GBP — British Pound Sterling
IDR — Indonesian Rupiah

ISL — Israeli Shekel
INR — Indian Rupee
KRW — South Korean Won
MXN — Mexican Peso
MYR — Malaysia Ringgit
NOK — Norwegian Kroner
NZD — New Zealand Dollar
PLN — Polish Zloty
SEK — Swedish Krona
SGD — Singapore Dollar
TRY — Turkish Lira
TWD — Taiwan Dollar
USD — United States Dollar
ZAR — South African Rand

•	Variable rate security. The rate shown is the rate as of October 31, 2009.
w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
*	Fully or partially on loan.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2009, the aggregate amount of Rule 144A securities was $972,028,293 which represented 17.53% of the Fund’s net assets. See Note 10 in “Notes to Financial Statements.”
@	Illiquid security. At October 31, 2009, the aggregate amount of illiquid securities was $43,231,723 which represented 0.78% of the Fund’s net assets. See Note 10 in “Notes to Financial Statements.”
f	Step coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at October 31, 2009.
†	Non income producing security.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At October 31, 2009, the aggregate amount of fair valued securities was $418,670, which represented 0.01% of the Fund’s net assets. See Note 1 “Notes to Financial Statements.”
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
‡	Non income producing security. Security is currently in default.

Statement of net assets
Delaware Diversified Income Fund

Δ	Securities have been classified by country of origin.
∏	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At October 31, 2009, the aggregate amount of the restricted securities was $390,089 or 0.01% of the Fund’s net assets. See Note 10 in “Notes to Financial Statements.”
«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
¥	Fully or partially pledged as collateral for financial futures contracts.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 9 in “Notes.”
©	Includes $365,675,255 of securities loaned.

Summary of abbreviations:
ARM — Adjustable Rate Mortgage
CDS — Credit Default Swap
GNMA — Government National Mortgage Association
GSMPS — Goldman Sachs Reperforming Mortgage Securities
MASTR — Mortgage Asset Securitization Transactions, Inc.
PIK — Pay-in-kind
REMIC — Real Estate Mortgage Investment Conduit
S.F. — Single Family
TBA — To be announced
yr — Year

Net Asset Value and Offering Price Per Share –
Delaware Diversified Income Fund
Net asset value Class A (A)	$9.27
Sales charge (4.50% of offering price) (B)	0.44
Offering price	$9.71

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

[1]The following foreign currency exchange contracts, financial futures contracts and swap contracts were outstanding at October 31, 2009:

Foreign Currency Exchange Contracts
					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	17,502,109	USD	(16,126,444)	12/1/09	$(428,105)
BRL	7,411,932	USD	(4,324,347)	12/1/09	(144,967)
BRL	53,824,919	USD	(31,320,872)	12/1/09	(970,505)
CAD	5,906,225	USD	(5,525,000)	11/2/09	(67,910)
CAD	24,077,990	USD	(22,747,811)	12/1/09	(501,268)
CAD	26,477,064	USD	(25,026,290)	12/1/09	(563,154)
CLP	16,861,913,600	USD	(31,192,000)	11/30/09	670,173
COP	58,180,708,000	USD	(30,353,832)	12/1/09	(1,336,168)
EUR	(15,270,334)	USD	22,934,362	12/1/09	465,829
GBP	932,501	USD	(1,523,427)	12/1/09	7,291
IDR	184,846,987,000	USD	(19,085,905)	11/30/09	155,895
IDR	101,265,780,000	USD	(10,670,788)	12/1/09	(131,674)
ISL	99,306,901	USD	(26,314,000)	11/20/09	133,106
INR	751,378,400	USD	(16,124,000)	10/20/10	(567,847)
KRW	74,393,050,279	USD	(63,313,234)	12/1/09	(645,874)
MYR	108,967,578	USD	(32,104,000)	11/30/09	(216,308)
NOK	156,108,229	USD	(28,118,996)	12/1/09	(892,895)
NOK	185,979,145	USD	(33,501,305)	12/1/09	(1,065,558)
NZD	4,882,354	USD	(3,668,112)	12/1/09	(176,777)
NZD	(16,580,516)	USD	12,451,968	12/1/09	595,361
PLN	37,821,217	USD	(13,576,430)	12/1/09	(534,792)
PLN	41,360,965	USD	(14,848,668)	12/1/09	(586,443)
SEK	88,876,459	USD	(12,727,000)	12/1/09	(195,878)
SEK	138,182,283	USD	(20,339,529)	12/1/09	(856,539)
SEK	197,346,162	USD	(29,048,835)	12/1/09	(1,224,043)
SGD	45,040,675	USD	(32,247,000)	11/30/09	(122,863)
TRY	54,069,453	USD	(36,123,365)	12/1/09	(376,857)
TWD	1,041,309,625	USD	(32,641,000)	11/30/09	(735,986)
ZAR	241,112,936	USD	(23,456,000)	1/6/10	(1,983,463)
					$(12,298,219)

Statement of net assets
Delaware Diversified Income Fund

Financial Futures Contracts[1]
	Notional			Unrealized
Contracts to Sell	Proceeds	Notional Value	Expiration Date	Depreciation
(1,903) U.S. Treasury 10 yr Notes	$(224,578,603)	$(225,713,641)	12/21/09	$(1,135,038)

Swap Contracts
CDS Contracts

		Annual		Unrealized
Swap Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Barclays
Macy’s 10 yr CDS	$4,900,000	5.00%	6/20/19	$(323,553)
JPMorgan Chase
Donnelly (R.R.) & Son CDS	17,900,000	5.00%	6/20/14	(2,862,151)
	$22,800,000			$(3,185,704)

Protection Sold:
CitiGroup
MetLife 5 yr CDS	$4,970,000	5.00%	9/20/14	$163,790
JPMorgan Chase
MetLife 5 yr CDS	8,535,000	1.00%	12/20/14	28,886
UnitedHealth Group
5 yr CDS	7,185,000	1.00%	12/20/14	(123,443)
5 yr CDS	2,290,000	1.00%	12/20/14	(22,152)
	$22,980,000			47,081
Total				$(3,138,623)

The use of foreign currency exchange contracts, financial futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying notes

Statement of operations
Delaware Diversified Income Fund	Year Ended October 31, 2009

Investment Income:
Interest	$276,870,647
Dividends	2,425,067
Securities lending income	2,055,564	$281,351,278

Expenses:
Distribution expenses – Class A	8,375,147
Distribution expenses – Class B	492,963
Distribution expenses – Class C	9,379,826
Distribution expenses – Class R	661,529
Management fees	18,622,514
Dividend disbursing and transfer agent fees and expenses	6,273,820
Accounting and administration expenses	1,623,355
Legal fees	588,815
Reports and statements to shareholders	526,054
Registration fees	514,225
Audit and tax	273,430
Trustees’ fees	266,454
Custodian fees	250,929
Insurance fees	110,824
Pricing fees	58,809
Consulting fees	52,364
Dues and services	21,162
Trustees’ expenses	20,031	48,112,251
Less waived distribution expenses – Class A		(1,395,823)
Less waived distribution expenses – Class R		(110,250)
Total operating expenses		46,606,178
Net Investment Income		234,745,100

Net Realized and Unrealized Gain (Loss) on Investments
and Foreign Currencies:
Net realized gain (loss) on:
Investments	$126,001,349
Futures contracts	(872,766)
Swap contracts	(1,329,449)
Options written	1,968
Foreign currencies	5,907,188
Net realized gain	129,708,290
Net change in unrealized appreciation/depreciation of
investments and foreign currencies	668,939,054
Net Realized and Unrealized Gain on Investments
and Foreign Currencies	798,647,344

Net Increase in Net Assets Resulting from Operations	$1,033,392,444

See accompanying notes

Statements of changes in net assets
Delaware Diversified Income Fund

	Year Ended
	10/31/09	10/31/08
Increase (Decrease) in Net Assets from Operations:
Net investment income	$234,745,100	$145,577,700
Net realized gain (loss) on investments and
foreign currencies	129,708,290	(12,559,186)
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	668,939,054	(444,026,941)
Net increase (decrease) in net assets resulting
from operations	1,033,392,444	(311,008,427)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(191,162,104)	(120,608,177)
Class B	(3,102,522)	(2,719,905)
Class C	(56,309,765)	(29,691,342)
Class R	(7,330,042)	(4,670,156)
Institutional Class	(10,391,686)	(3,600,015)

Net realized gain on investments:
Class A	—	(17,545,595)
Class B	—	(531,628)
Class C	—	(4,853,137)
Class R	—	(727,050)
Institutional Class	—	(376,329)
	(268,296,119)	(185,323,334)

Capital Share Transactions:
Proceeds from shares sold:
Class A	1,658,303,400	1,514,064,298
Class B	2,552,915	10,319,398
Class C	631,878,758	435,093,939
Class R	61,884,945	66,135,474
Institutional Class	254,552,010	85,662,363

	Year Ended
	10/31/09	10/31/08
Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	$152,555,849	$121,049,936
Class B	2,292,346	2,579,545
Class C	42,700,669	28,472,708
Class R	6,843,762	5,357,111
Institutional Class	7,752,616	3,747,812
	2,821,317,270	2,272,482,584

Cost of shares repurchased:
Class A	(1,039,415,172)	(713,899,986)
Class B	(13,566,739)	(13,157,693)
Class C	(195,811,803)	(129,272,411)
Class R	(48,202,556)	(36,072,237)
Institutional Class	(55,853,130)	(32,382,994)
	(1,352,849,400)	(924,785,321)
Increase in net assets derived from
capital share transactions	1,468,467,870	1,347,697,263
Net Increase in Net Assets	2,233,564,195	851,365,502

Net Assets:
Beginning of year	3,311,141,121	2,459,775,619
End of year (including undistributed
net investment income of $12,389,586 and
$46,846,639, respectively.)	$5,544,705,316	$3,311,141,121

See accompanying notes

Financial highlights
Delaware Diversified Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

Year Ended
10/31/09	10/31/08	10/31/07	10/31/06	10/31/05
$7.740	$8.930	$8.690	$8.540	$8.930

0.500	0.411	0.391	0.427	0.328
1.611	(1.053)	0.307	0.175	(0.229)
2.111	(0.642)	0.698	0.602	0.099

(0.581)	(0.467)	(0.458)	(0.420)	(0.389)
—	(0.081)	—	—	(0.092)
—	—	—	(0.032)	(0.008)
(0.581)	(0.548)	(0.458)	(0.452)	(0.489)

$9.270	$7.740	$8.930	$8.690	$8.540

28.42%	(7.69% )	8.22%	7.27%	1.04%

$3,658,355	$2,361,034	$1,795,553	$960,616	$708,433
0.97%	0.97%	0.99%	1.00%	1.00%

1.02%	1.02%	1.05%	1.13%	1.14%
5.96%	4.75%	4.43%	5.01%	3.72%

5.91%	4.70%	4.37%	4.88%	3.58%
213%	251%	277%	296%	417%

Financial highlights
Delaware Diversified Income Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
10/31/09	10/31/08	10/31/07	10/31/06	10/31/05
$7.730	$8.920	$8.680	$8.540	$8.920

0.438	0.346	0.325	0.362	0.262
1.610	(1.053)	0.307	0.166	(0.219)
2.048	(0.707)	0.632	0.528	0.043

(0.518)	(0.402)	(0.392)	(0.356)	(0.323)
—	(0.081)	—	—	(0.092)
—	—	—	(0.032)	(0.008)
(0.518)	(0.483)	(0.392)	(0.388)	(0.423)

$9.260	$7.730	$8.920	$8.680	$8.540

27.51%	(8.39% )	7.43%	6.35%	0.30%

$50,608	$50,501	$58,799	$56,570	$53,626
1.72%	1.72%	1.74%	1.75%	1.75%

1.72%	1.72%	1.75%	1.83%	1.84%
5.21%	4.00%	3.68%	4.26%	2.97%

5.21%	4.00%	3.67%	4.18%	2.88%
213%	251%	277%	296%	417%

Financial highlights
Delaware Diversified Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
10/31/09	10/31/08	10/31/07	10/31/06	10/31/05
$7.740	$8.930	$8.690	$8.540	$8.930

0.437	0.346	0.326	0.363	0.263
1.611	(1.054)	0.306	0.175	(0.230)
2.048	(0.708)	0.632	0.538	0.033

(0.518)	(0.401)	(0.392)	(0.356)	(0.323)
—	(0.081)	—	—	(0.092)
—	—	—	(0.032)	(0.008)
(0.518)	(0.482)	(0.392)	(0.388)	(0.423)

$9.270	$7.740	$8.930	$8.690	$8.540

27.47%	(8.39% )	7.42%	6.47%	0.29%

$1,375,429	$717,511	$489,431	$264,265	$218,077
1.72%	1.72%	1.74%	1.75%	1.75%

1.72%	1.72%	1.75%	1.83%	1.84%
5.21%	4.00%	3.68%	4.26%	2.97%

5.21%	4.00%	3.67%	4.18%	2.88%
213%	251%	277%	296%	417%

Financial highlights
Delaware Diversified Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

Year Ended
10/31/09	10/31/08	10/31/07	10/31/06	10/31/05
$7.730	$8.930	$8.690	$8.540	$8.930

0.479	0.390	0.369	0.406	0.301
1.621	(1.064)	0.307	0.174	(0.231)
2.100	(0.674)	0.676	0.580	0.070

(0.560)	(0.445)	(0.436)	(0.398)	(0.360)
—	(0.081)	—	—	(0.092)
—	—	—	(0.032)	(0.008)
(0.560)	(0.526)	(0.436)	(0.430)	(0.460)

$9.270	$7.730	$8.930	$8.690	$8.540

28.27%	(8.04% )	7.95%	7.00%	0.71%

$137,179	$96,238	$75,112	$43,247	$22,661
1.22%	1.22%	1.24%	1.25%	1.31%

1.32%	1.32%	1.35%	1.43%	1.44%
5.71%	4.50%	4.18%	4.76%	3.41%

5.61%	4.40%	4.07%	4.58%	3.28%
213%	251%	277%	296%	417%

Financial highlights
Delaware Diversified Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
10/31/09	10/31/08	10/31/07	10/31/06	10/31/05
$7.740	$8.940	$8.700	$8.550	$8.930

0.521	0.433	0.413	0.449	0.350
1.621	(1.064)	0.307	0.173	(0.218)
2.142	(0.631)	0.720	0.622	0.132

(0.602)	(0.488)	(0.480)	(0.440)	(0.412)
—	(0.081)	—	—	(0.092)
—	—	—	(0.032)	(0.008)
(0.602)	(0.569)	(0.480)	(0.472)	(0.512)

$9.280	$7.740	$8.940	$8.700	$8.550

28.87%	(7.57% )	8.48%	7.52%	1.41%

$323,134	$85,857	$40,881	$40,813	$13,270
0.72%	0.72%	0.74%	0.75%	0.75%

0.72%	0.72%	0.75%	0.83%	0.84%
6.21%	5.00%	4.68%	5.26%	3.97%

6.21%	5.00%	4.67%	5.18%	3.88%
213%	251%	277%	296%	417%

Notes to financial statements
Delaware Diversified Income Fund	October 31, 2009

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Diversified Income Fund and Delaware U.S. Growth Fund. These financial statements and related notes pertain to Delaware Diversified Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum long-term total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on financial futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006 – October 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At October 31, 2009, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in

Notes to financial statements
Delaware Diversified Income Fund

1. Significant Accounting Policies (continued)

exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended October 31, 2009.

On July 1, 2009, the Financial Accounting Standards Board (FASB) issued the FASB Accounting Standards Codification (Codification). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Fund adopted the Codification for the year ended October 31, 2009. There was no impact to financial statements as the Codification requirements are disclosure-only in nature.

Management has evaluated whether any transactions or events occurred subsequent to October 31, 2009 through December 22, 2009, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion and 0.425% on average daily net assets in excess $2.5 billion.

From November 1, 2008 through March 30, 2009, DMC had voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses, (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) did not exceed 0.75% of the Fund’s average daily net assets. This waiver was discontinued on March 31, 2009.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended October 31, 2009, the Fund was charged $202,919 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit the Class A and Class R shares’ 12b-1 fees through February 28, 2010 to no more than 0.25% and 0.50%, respectively, of the classes’ average daily net assets.

Notes to financial statements
Delaware Diversified Income Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

At October 31, 2009, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$2,075,258
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	558,588
Distribution fee payable to DDLP	1,998,308
Other expenses payable to DMC and affiliates*	55,852

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended October 31, 2009, the Fund was charged $348,081 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended October 31, 2009, DDLP earned $813,765 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2009, DDLP received gross CDSC commissions of $-, $96,769 and $157,680 on redemptions of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended October 31, 2009, the Fund made purchases of $7,908,770,628 and sales of $6,484,938,866 of investment securities other than U.S. government securities and short-term investments. For the year ended October 31, 2009, the Fund made purchases of $1,614,681,258 and sales of $1,642,236,489 of long-term U.S. government securities.

At October 31, 2009, the cost of investments for federal income tax purposes was $5,746,257,201. At October 31, 2009, the net unrealized appreciation was $277,682,990, of which $340,392,961 related to unrealized appreciation of investments and $62,709,971 related to unrealized depreciation of investments.

Effective November 1, 2008, the Fund adopted the provisions, as amended to date, of Accounting Standards Codification 820 (ASC 820), Fair Value Measurements and Disclosures. ASC 820 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. ASC 820 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets

Level 2 – inputs are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Portfolio’s investments by the ASC 820 fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$—	$1,166,037,013	$13,249,080	$1,179,286,093
Corporate Debt	—	3,593,082,353	418,650	3,593,501,003
Common Stock	7,162,399	—	20	7,162,419
Foreign Debt	—	358,334,324	42,205,718	400,540,042
Municipal Bonds	—	50,400,577	—	50,400,577
U.S. Treasury Obligations	135,517,212	—	—	135,517,212
Short-Term	—	277,364,417	—	277,364,417
Securities Lending Collateral	276,681,398	90,058,205	760	366,740,363
Other	—	13,428,061	4	13,428,065
Total	$419,361,009	$5,548,704,950	$55,874,232	$6,023,940,191

Derivatives	$—	$(16,571,880)	$—	$(16,571,880)

Notes to financial statements
Delaware Diversified Income Fund

3. Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency
	Asset-Backed
	and Mortgage-
	Backed	Corporate
	Securities	Debt	Common Stock
Balance as of 10/31/08	$11,349,496	$2,499,018	$—
Net purchases, sales, and settlements	11,476,238	(1,528,604)	—
Net realized gain (loss)	408	(1,647,984)	—
Net transfers in and/or out of Level 3	(10,836,532)	(616,301)	1,229,280
Net change in unrealized
appreciation/depreciation	1,259,470	1,712,521	(1,229,260)
Balance as of 10/31/09	$13,249,080	$418,650	$20

Net change in unrealized appreciation/
depreciation from investments still held
as of 10/31/09	$554,258	$(146,174)	$(1,229,260)

		Securities
		Lending
	Foreign Debt	Collateral	Other	Total
Balance as of 10/31/08	$27,252,740	$410,167	$95,959	$41,607,380
Net purchases, sales,
and settlements	10,420,754	—	—	20,368,388
Net realized loss	(5,060,962)	—	(12,455)	(6,720,993)
Net transfers in and/or
out of Level 3	(2,157,594)	—		(12,381,147)
Net change in unrealized
appreciation/depreciation	11,750,780	(409,407)	(83,500)	13,000,604
Balance as of 10/31/09	$42,205,718	$760	$4	$55,874,232

Net change in unrealized
appreciation/depreciation
from investments still held
as of 10/31/09	$6,695,335	$(409,407)	$(95,955)	$5,368,797

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2009 and 2008 was as follows:

	Year Ended
	10/31/09	10/31/08
Ordinary income	$268,296,119	$182,781,004
Long-term capital gain	—	2,542,330
Total	$268,296,119	$185,323,334

5. Components of Net Assets on a Tax Basis

As of October 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$5,227,518,935
Undistributed ordinary income	41,421,205
Other temporary differences	(1,725,356)
Unrealized appreciation of investments,
swap contracts and foreign currencies	277,490,532
Net assets	$5,544,705,316

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on financial futures contracts, mark-to-market on foreign currency contracts, tax deferral of losses on straddles, tax treatment of CDS contracts and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, market discount and premium on certain debt instruments, paydowns of mortgage- and asset-backed securities, tax treatment of CDS contracts and foreign futures contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2009, the Fund recorded the following reclassifications:

Undistributed net investment income	$(906,034)
Accumulated net realized loss	906,034

For federal income tax purposes, $72,207,310 capital loss carryforwards from prior years was utilized in the year ended October 31, 2009.

Notes to financial statements
Delaware Diversified Income Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	10/31/09	10/31/08
Shares sold:
Class A	196,907,387	173,732,843
Class B	309,200	1,183,149
Class C	74,237,705	49,872,477
Class R	7,421,093	7,604,203
Institutional Class	29,530,407	9,825,726

Shares issued upon reinvestment of dividends and distributions:
Class A	18,308,399	13,973,771
Class B	277,883	297,242
Class C	5,113,153	3,287,739
Class R	822,846	618,389
Institutional Class	921,358	434,391
	333,849,431	260,829,930
Shares repurchased:
Class A	(125,766,252)	(83,582,443)
Class B	(1,656,115)	(1,534,479)
Class C	(23,709,712)	(15,229,062)
Class R	(5,883,362)	(4,190,832)
Institutional Class	(6,708,755)	(3,747,363)
	(163,724,196)	(108,284,179)
Net increase	170,125,235	152,545,751

For the years ended October 31, 2009 and 2008, 199,448 Class B shares were converted to 199,862 Class A shares valued at $1,625,117 and 230,663 Class B shares were converted to 230,319 Class A shares valued at $2,003,778, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008.

Effective November 18, 2008, the Fund, along with the other Participants, entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 16, 2010. The Fund had no amounts outstanding as of October 31, 2009, or at any time during the year then ended.

8. Derivatives

The Fund applies the amended provisions of Accounting Standards Codification 815 (ASC 815), Derivatives and Hedging Activities. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Financial Futures Contracts — The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract.

Notes to financial statements
Delaware Diversified Income Fund

8. Derivatives (continued)

These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into financial futures contracts include potential imperfect correlation between the financial futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default.

Options Contracts — During the year ended October 31, 2009, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk.

Transactions in written options during the year ended October 31, 2009 for the Fund were as follows:

	Number of contracts	Premiums
Options outstanding at October 31, 2008	435,217	$373,221
Options written	98,014	211,189
Options expired	(507,460)	(444,047)
Options terminated in closing purchase transactions	(25,771)	(140,363)
Options outstanding at October 31, 2009	—	$—

Swap Contracts — The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront

Notes to financial statements
Delaware Diversified Income Fund

8. Derivatives (continued)

payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended October 31, 2009, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

The Fund may sell credit default swaps which expose it to risk of loss from credit risk related events specified in the contract. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default. As disclosed in the footnotes to the statement of net assets, the aggregate fair value of credit default swaps in a net liability position as of October 31, 2009 was $ 3,138,623. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps was $45,780,000. If a credit event had occurred as of October 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay $10,975,000 less the value of the contracts’ related reference obligations.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statement of net assets.

Fair values of derivative instruments as of October 31, 2009 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net		Statement of Net
	Assets Location	Fair Value	Assets Location	Fair Value
Foreign exchange contracts
(Currency & Futures)	Receivables and other assets net of liabilities	$—	Liabilities net of receivables and other assets	$(12,298,219)
Interest rate contracts
(Futures)	Receivables and other assets net of liabilities	—	Liabilities net of receivables and other assets	(1,135,038)
Credit contracts
(Swaps)	Receivables and other assets net of liabilities	163,790	Liabilities net of receivables and other assets	(3,302,413)
Total		$163,790		$(16,735,670)

The effect of derivative instruments on the statements of operations for the year ended October 31, 2009 as follows:

		Realized Gain	Change in Unrealized
		or Loss on	Appreciation
		Derivatives	or Depreciation
	Location of Gain or Loss on	Recognized in	on Derivatives
	Derivatives Recognized in Income	Income	Recognized in Income
Foreign exchange contracts
(Currency & Futures)	Net realized and unrealized gain (loss) on investments and foreign currencies from foreign currencies, foreign futures contracts and options on foreign currencies	18,001,278	(11,632,542)
Interest rate contracts
(Futures)	Net realized and unrealized loss on investments and from futures contracts	(872,766)	3,555,719
Interest rate contracts
(Options)	Net realized and unrealized loss on investments from options contracts	1,968	251,237
Credit contracts
(Swaps)	Net realized and unrealized loss on investments and foreign currencies from swap contracts	(1,329,449)	(4,485,825)
Total		$15,801,031	$(12,311,411)

Notes to financial statements
Delaware Diversified Income Fund

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three-tiers by Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s) or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. At October 31, 2009, the Collective Trust held only cash and assets with a maturity of one business day or less (Cash/Overnight Assets). The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Collective Trust other than the Cash/Overnight Assets to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At October 31, 2009, the value of securities on loan was $365,675,255, for which the Fund received collateral, comprised of non-cash collateral valued at $37,000, and cash collateral of $375,355,371. Investments purchased with cash collateral are presented on the statement of net assets under the caption “Securities Lending Collateral.”

10. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 50% its net assets in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Notes to financial statements
Delaware Diversified Income Fund

10. Credit and Market Risk (continued)

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statements of net assets.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Sale of Delaware Investments to Macquarie Group

On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company (DSC), will be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). Upon completion of the Transaction, DMC, DDLP and DSC will be wholly-owned subsidiaries of Macquarie.

The Transaction will result in a change of control of DMC which, in turn, will cause the termination of the investment advisory agreement between DMC and the Fund. As a result, a Special Meeting of Shareholders (Meeting) of the Fund has been scheduled for the purpose of asking shareholders to approve a new investment advisory agreement between DMC and the Fund (New Agreement). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur by on or about December 31, 2009. Shareholders of the Fund received proxy materials including more detailed information about the Meeting, the Transaction and the proposed New Agreement.

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2009, the Fund designates distributions paid during the year as follows:

(A)	Long-Term Capital Gains Distributions (Tax Basis)	—
(B)	Ordinary Income Distributions (Tax Basis)*	100%
	Total Distributions (Tax Basis)	100%

(A) and (B) are based on a percentage of the Fund’s total distributions.

*For the fiscal year ended October 31, 2009, certain interest income paid by the Fund, determined to be Qualified Interest Income may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended October 31 2009, the Fund has designated a maximum distribution of $224,329,070 of Qualified Interest Income.

*For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $1,795,406 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group® Adviser Funds – Delaware Diversified Income Fund

We have audited the accompanying statement of net assets and the statement of assets and liabilities of Delaware Diversified Income Fund (one of the series constituting the Delaware Group Adviser Funds) (the “Fund”) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Diversified Income Fund of Delaware Group Adviser Funds at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 22, 2009

Other Fund information
(Unaudited)
Delaware Diversified Income Fund

Board Consideration of Delaware Diversified Income Fund Investment Advisory Agreement

At a meeting held on May 19-21, 2009 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Diversified Income Fund (the “Fund”). In making its decision, the Board considered information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), which included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. Reference was made to information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. In addition, in connection with the Annual Meeting, reports were provided in February 2009 and included independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization. The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed and discussed the Lipper reports with counsel to the independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with counsel to the independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters.

Other Fund information
(Unaudited)
Delaware Diversified Income Fund

Board Consideration of Delaware Diversified Income Fund Investment Advisory Agreement (continued)

The Board also considered the transfer agent and shareholder services provided to Fund shareholders by DMC’s affiliate, Delaware Service Company, Inc. (“DSC”), noting DSC’s high level of service. The Board noted that Management finished upgrading investment accounting functions through outsourcing to improve the quality and lower the cost of delivering investment accounting services to the Fund. The Board once again noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments® fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods ended December 31, 2008. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional multi-sector income funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three-, five- and ten-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of October 31, 2008 and, for comparative funds, information as of their respective fiscal year end occurring on or before August 31, 2008. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the

Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for nonmanagement services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. The Board also noted that the Fund’s assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders.

Other Fund information
(Unaudited)
Delaware Diversified Income Fund

Fund Management

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy
Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and served as the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Paul Grillo, CFA
Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy
Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as co-lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. Prior to joining Delaware Investments, Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Wen-Dar Chen, Ph.D.
Vice President, Portfolio Manager – International Debt
Wen-Dar Chen, Ph.D., is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for international portfolio construction and strategic asset allocation. He has specialized in quantitative fixed income investments since 1986. Before he joined Delaware Investments in mid-2004 as a senior international debt analyst, he was a quantitative analyst in global asset-backed securities, credit strategies, and portfolio strategies at J.P. Morgan Securities. Since 1998, he has worked to promote the asset-backed securities business in Asia, and published the book, Asset-Backed Securitization – Theory and Practice, in Asia in 2002. He worked at Salomon Brothers from 1993 to 1996, and Lehman Brothers from 1990 to 1993, during which time he gained experience with government securities trading desks, proprietary trading of structured products, financial strategies, and index strategies groups. Dr. Chen’s degrees include a bachelor’s degree in atmospheric sciences from the National Taiwan University, a master’s degree in meteorology from the South Dakota School of Mines and Technology, and a Ph.D. in geophysical fluid dynamics from Princeton University.

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager
Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation in investment grade credit exposures. He is the lead portfolio manager for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, as well as several institutional mandates. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001 as a portfolio manager working on the Lincoln General Account, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Other Fund information
(Unaudited)
Delaware Diversified Income Fund

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments
Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007 in his current position, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

It is currently anticipated that Lincoln National Corporation will complete its sale of Delaware Management Holdings, Inc. and its subsidiaries (also known by the marketing name of Delaware Investments) to Macquarie Group on or about December 31, 2009. Please see your Fund’s prospectus and any supplements thereto for more complete information.

Investments in Delaware Diversified Income Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	80	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]

Private Investor	80	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(April 2007–Present)
Investment Manager
Morgan Stanley & Co.
(January 1984–March 2004)

President	80	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)

Executive Vice President
University of Pennsylvania
(April 1995–June 2002)

Founder and	80	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	80	None
Assurant, Inc. (Insurance)
(2002–2004)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	80	None
ARL Associates
(Financial Planning)
(1983–Present)

President and	80	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	80	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	80	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder
Sutton Asset Management
(Hedge Fund)
(September 1996–Present)

David F. Connor has served as	80	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	80	None[4]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	80	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	80	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall
College
Lancaster, PA

	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers

David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Diversified Income Fund and the Delaware Investments Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

Annual report Delaware U.S. Growth Fund October 31, 2009 Growth equity mutual fund

This annual report is for the information of Delaware U.S. Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware U.S. Growth Fund.

The figures in the annual report for Delaware U.S. Growth Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware U.S. Growth Fund prospectus contains this and other important information about the investment company. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware U.S. Growth Fund at www.delawareinvestments.com.

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Contact information

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust

National distributor
Delaware Distributors, L.P.

Financial intermediary wholesaler
Lincoln Financial Distributors, L.P.

Shareholder servicing, dividend disbursing, and transfer agent
Delaware Service Company, Inc.

Mailing address
2005 Market Street
Philadelphia, PA 19103-7094

Shareholder assistance by phone
800 523-1918, weekdays from 8 a.m. to 7 p.m. Eastern time

For securities dealers and financial institutions representatives only
800 362-7500

Table of contents
Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Sector allocation and top 10 holdings	10
Statement of net assets	11
Statement of operations	15
Statements of changes in net assets	16
Financial highlights	18
Notes to financial statements	28
Report of independent registered public accounting firm	39
Other Fund information	40
Board of trustees/directors and officers addendum	44
About the organization	50

Views expressed herein are current as of October 31, 2009, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries. Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.

© 2009 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware U.S. Growth Fund	Nov. 10, 2009

Performance preview (for the period ended Oct. 31, 2009)
Delaware U.S. Growth Fund (Class A shares)	1-year return	+18.34%
Russell 1000® Growth Index (benchmark)	1-year return	+17.51%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware U.S. Growth Fund please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

The fiscal year began much as the prior one ended. Widespread pessimism continued to grip the global markets and stocks continued to decline. The economy pushed further into recession as many banks refused to lend, businesses were unable to borrow, manufacturers slowed production, unemployment crept upward, and consumer spending remained anemic.

The U.S. Congress threw the financial system a controversial lifeline in the form of a $700 billion “bailout” known as the Troubled Asset Relief Program (TARP). The Federal Reserve lowered the fed funds rate (the rate at which banks lend to one another) to virtually zero and implemented other measures to jump-start the economy.

Early in 2009, Congress passed a $787 billion stimulus package. Automakers proved that the major challenges were not limited to financial companies as General Motors and Chrysler sought their own bailouts and moved closer to bankruptcy. The Fed announced plans to purchase up to $300 billion in Treasurys to help stimulate lending activity. By early March 2009, U.S. equities had plummeted to new 12-year lows (source: Bloomberg).

Beginning in March, however, favorable earnings reports and activity in mergers and acquisitions contributed to cautious optimism as the Dow Jones Industrial Average (Dow) – a market indicator that comprises 30 widely held blue-chip stocks – posted its best month since October 2002. Supported by some additional early signs of an economic recovery, the second quarter of 2009 was the best quarter for the Dow since late 2003 (source: Bloomberg).

Previously down-and-out sectors like financials led the charge. The technology sector also enjoyed a bit of a rebound as signs of a recovery prompted analysts to predict significant investment in information technology. Confidence seemed to return to the corporate boardrooms as initial public offerings and M&A proposals made headlines on a regular basis. A “new and improved” General Motors and Chrysler emerged from bankruptcy protection in time to participate in the federal government’s cash-for-clunkers program, which took effect in August 2009 and increased auto sales for the industry as a whole (source: Bloomberg).

Moving into the later part of the fiscal period, the manufacturing sector enjoyed its first signs of expansion since early 2008, and housing began experiencing a slow rebound as borrowers sought to take advantage of low mortgage rates and tax incentives (sources: Institute of Supply Management, National Association of Realtors). Estimated gross domestic product figures reported by the U.S. Commerce Department for the third quarter of 2009 were the strongest in two years, another sign

1

Portfolio management review
Delaware U.S. Growth Fund

that the recovery seemed to have begun. After falling below 6,500 in March, the Dow briefly surged past 10,000 in October, chiefly because of more favorable earnings reports (source: Bloomberg).

Although we are encouraged to see improving economic indicators, we are mindful that these indicators are rising from recessionary lows. Therefore, we are concerned about the nature and magnitude of the market rally that began in March 2009. We believe it was driven in part by investor sentiment moving away from extreme risk aversion toward normalization.

Fund performance

For its fiscal year ended Oct. 31, 2009, Delaware U.S. Growth Fund returned +18.34% for Class A shares at net asset value and +11.33% at maximum offer price (both figures reflect all distributions reinvested). The Fund’s benchmark, the Russell 1000 Growth Index, returned +17.51% for the same period (source: Russell). For the complete annualized performance of Delaware U.S. Growth Fund, please see the table on page 4.

Though the fiscal year was marked by tremendous uncertainties and dramatic market volatility, we did not waver from our core investment philosophy, and we feel that our consistent management process generally served us well during the period. The Fund maintained relatively large positions in a limited number of stocks. The portfolio management team continues to believe that 20–30 holdings is adequate for fund diversification and often allows for potentially attractive returns with less market exposure.

During the course of the fiscal year we stayed true to our long-term approach to stock selection and sought only those we deemed were higher-quality companies with business models that we believed could withstand the type of adverse market cycles we have experienced of late. We expect to own stocks over a three- to five-year horizon, and consider each company’s competitive position in both strong and adverse market conditions.

Finally, we believe that “cash flow is king.” That is, we seek companies (and management) that we believe can generate real cash economic returns to their shareholders, regardless of whether that comes in the form of dividends, share buybacks, or reinvestment. Because some companies had great difficulties raising cash through the equity or capital (debt) markets over the fiscal year, we believe our approach to valuation helped the Fund outperform its benchmark.

During the period, we were willing to increase Fund positions in holdings that we believed had significant long-term upside potential despite having suffered short-term declines. We suspected the aversion many investors seemed to feel toward risk would abate at some point, and we tried to take advantage of the opportunity to buy several stocks that had been on our radar screen for some time. We added seven new holdings in the first five months of the period while selling five others.

IntercontinentalExchange was one of the Fund’s top performers. The company seems primed to benefit from the evolution of exchanges for futures and derivatives markets, particularly as these markets grow and regulators demand greater transparency in such trading.

2

Apple overcame a period of lackluster consumer activity by producing and marketing stellar products. iPhone sales have exceeded expectations and the device remains highly profitable as a stand-alone product. However, the story does not end there, because the iPhone’s success has driven more consumers to the company’s Mac and iPod lines, generating even greater platform benefits. The holding was the strongest contributor to the Fund’s overall return for the period.

We also have had some success in finding companies we believe are more resistant to recessionary conditions, such as Crown Castle International. The popularity of iPhone, BlackBerry, and other smart-phone devices has forced telecommunications carriers to add bandwidth capacity to their wireless networks. We believe Crown Castle is well positioned to benefit from this trend because it is the largest owner and operator of cell phone towers in the U.S.

Detractors

Unfortunately, the Fund owned some companies that could not escape the harsh economic realities of the fiscal year, which at times included fallout from management missteps. Hard-drive manufacturer Seagate Technology, for instance, struggled primarily because of a lack of technology spending, as businesses seemed to generally hold off on major systems upgrades. The company also suffered from poor managerial execution, which sparked a board fight and eventually led to the creation of a new management team.

Likewise, MGM Mirage struggled with a weak economy that dramatically depressed leisure travel to Las Vegas (and other tourist destinations). To make matters worse, the company struggled to raise much-needed financing for its high-profile CityCenter, a major project for the company in Las Vegas. We chose to sell both Seagate and MGM Mirage during the period.

EBay was another holding that we exited, following what we believed was management’s inability to improve the company’s core auction business. While the company had raised its overall platform profile with its PayPal and Skype segments, the lack of direction within its core operations prompted us to sell the position.

Fund positioning

The market has moved significantly in a relatively short time this fiscal year, and we remain cautiously concerned about the extent of the recent rally. However, as long-term investors, we are less focused on short-term market gyrations and quarter-by-quarter earnings comparisons, and we try not to call the direction or magnitude of economic cycles. We continue to adhere to our philosophies and believe we are appropriately positioned for whatever the future may bring. In short, we consider ourselves to be bottom-up stock pickers. As such, we were not looking to take on more cyclical risk at period end, but we remained open to opportunistically adding or decreasing positions.

3

Performance summary
Delaware U.S. Growth Fund	Oct. 31, 2009

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objective, risks, charges, and expenses of the investment company carefully before investing. The Delaware U.S. Growth Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance	Average annual total returns through Oct. 31, 2009
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 3, 1993)
Excluding sales charge	+18.34%	+0.89%	-2.72%	+4.65%
Including sales charge	+11.33%	-0.30%	-3.30%	+4.26%
Class B (Est. March 29, 1994)
Excluding sales charge	+17.45%	+0.14%	-3.27%	+4.38%
Including sales charge	+13.17%	-0.31%	-3.27%	+4.38%
Class C (Est. May 23, 1994)
Excluding sales charge	+17.43%	+0.15%	-3.41%	+4.35%
Including sales charge	+16.17%	+0.15%	-3.41%	+4.35%
Class R (Est. June 2, 2003)
Excluding sales charge	+18.03%	+0.65%	n/a	+1.22%
Including sales charge	+18.03%	+0.65%	n/a	+1.22%
Institutional Class (Est. Feb. 3, 1994)
Excluding sales charge	+18.48%	+1.17%	-2.44%	+4.66%
Including sales charge	+18.48%	+1.17%	-2.44%	+4.66%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 4 through 6.) Performance would have been lower had the expense limitations not been in effect.

4

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from March 1, 2009, through Feb. 28, 2010.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Class R shares were first made available June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from March 1, 2009, through Feb. 28, 2010.

Institutional Class shares were first made available Feb. 3, 1994, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Diversification may not protect against market risk.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees from March 1, 2009, until such time as the waiver is discontinued. Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.18%	1.88%	1.88%	1.48%	0.88%
(without fee waivers)
Net expenses	1.13%	1.88%	1.88%	1.38%	0.88%
(including fee waivers, if any)
Type of waiver	Contractual			Contractual

5

Performance summary
Delaware U.S. Growth Fund

Performance of a $10,000 investment
Average annual total returns from Oct. 31, 1999, through Oct. 31, 2009

For period beginning Oct. 31, 1999, through Oct. 31, 2009	Starting value	Ending value
Delaware U.S. Growth Fund — Class A Shares	$9,425	$7,150
Russell 1000 Growth Index	$10,000	$7,080

The chart assumes $10,000 invested in the Fund on Oct. 31, 1999, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 4 through 6.

The chart also assumes $10,000 invested in the Russell 1000 Growth Index as of Oct. 31, 1999.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	DUGAX	245917505
Class B	DEUBX	245917604
Class C	DEUCX	245917703
Class R	DEURX	245917711
Institutional Class	DEUIX	245917802

6

Disclosure of Fund expenses
For the period May 1, 2009 to October 31, 2009

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 to October 31, 2009.

Actual expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware U.S. Growth Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	5/1/09	10/31/09	Expense Ratio	5/1/09 to 10/31/09*
Actual Fund return
Class A	$1,000.00	$1,185.90	1.00%	$5.51
Class B	1,000.00	1,180.20	1.75%	9.62
Class C	1,000.00	1,180.80	1.75%	9.62
Class R	1,000.00	1,185.30	1.25%	6.89
Institutional Class	1,000.00	1,187.40	0.75%	4.14
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.16	1.00%	$5.09
Class B	1,000.00	1,016.38	1.75%	8.89
Class C	1,000.00	1,016.38	1.75%	8.89
Class R	1,000.00	1,018.90	1.25%	6.36
Institutional Class	1,000.00	1,021.42	0.75%	3.82

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

9

Sector allocation and top 10 holdings
Delaware U.S. Growth Fund	As of October 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Sector	Percentage of net assets
Common Stock²	99.48%
Basic Industry/Capital Goods	4.83%
Business Services	18.57%
Consumer Non-Durables	10.59%
Consumer Services	1.10%
Energy	3.61%
Financials	9.51%
Health Care	19.83%
Technology	31.44%
Discount Note	0.30%
Securities Lending Collateral	7.92%
Total Value of Securities	107.70%
Obligation to Return Securities Lending Collateral	(8.11%)
Receivables and Other Assets Net of Liabilities	0.41%
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings	Percentage of net assets
Apple	5.25%
Google Class A	4.92%
Visa Class A	4.76%
Allergan	4.61%
QUALCOMM	4.34%
Intuit	3.80%
Medco Health Solutions	3.77%
Crown Castle International	3.76%
EOG Resources	3.61%
Walgreen	3.60%

10

Statement of net assets
Delaware U.S. Growth Fund	October 31, 2009

		Number of shares	Value
Common Stock – 99.48%²
Basic Industry/Capital Goods – 4.83%
*	Praxair	190,000	$15,093,600
	Syngenta ADR	304,000	14,388,320
			29,481,920

Business Services – 18.57%
*	Expeditors International Washington	540,000	17,398,800
†	Google Class A	56,000	30,022,720
*	MasterCard Class A	90,700	19,865,114
*	United Parcel Service Class B	317,500	17,043,400
*	Visa Class A	383,300	29,038,808
			113,368,842

Consumer Non-Durables – 10.59%
	Lowe’s	412,200	8,066,754
*	NIKE Class B	330,300	20,538,054
	Procter & Gamble	275,000	15,950,000
*	Staples	925,000	20,072,500
			64,627,308

Consumer Services – 1.10%
*	Weight Watchers International	253,800	6,728,238
			6,728,238

Energy – 3.61%
	EOG Resources	270,000	22,048,200
			22,048,200

Financials – 9.51%
	Bank of New York Mellon	650,000	17,329,000
	CME Group	63,400	19,185,474
†	IntercontinentalExchange	215,000	21,540,850
			58,055,324

Health Care – 19.83%
	Allergan	500,000	28,125,000
*†	Gilead Sciences	400,000	17,020,000
†	Medco Health Solutions	410,000	23,009,200

11

Statement of net assets
Delaware U.S. Growth Fund

	Number of shares	Value
Common Stock (continued)
Health Care (continued)
Novo Nordisk ADR	309,500	$19,235,425
UnitedHealth Group	450,000	11,677,500
Walgreen	581,000	21,979,230
		121,046,355

Technology – 31.44%
*† Adobe Systems	500,000	16,470,000
† Apple	170,000	32,045,000
† Crown Castle International	760,000	22,967,200
*† Intuit	798,500	23,212,395
*† priceline.com	78,800	12,433,852
QUALCOMM	640,000	26,502,400
† Symantec	1,020,600	17,942,148
† Teradata	710,000	19,794,800
*† VeriSign	902,300	20,581,463
		191,949,258
Total Common Stock (cost $589,212,653)		607,305,445

	Principal amount
≠Discount Note – 0.30%
Federal Home Loan Bank 0.02% 11/2/09	$1,829,004	1,829,003
Total Discount Note (cost $1,829,003)		1,829,003

Total Value of Securities Before Securities
Lending Collateral – 99.78% (cost $591,041,656)		609,134,448

	Number of shares
Securities Lending Collateral** – 7.92%
Investment Companies
Mellon GSL DBT II Collateral Fund	35,253,017	35,253,017
BNY Mellon SL DBT II Liquidating Fund	13,233,005	13,084,795
@†Mellon GSL Reinvestment Trust II	1,028,851	103
Total Securities Lending Collateral (cost $49,514,873)		48,337,915

12

Total Value of Securities – 107.70%
(cost $640,556,529)	$657,472,363 ©
Obligation to Return Securities
Lending Collateral** – (8.11%)	(49,514,873)
Receivables and Other Assets
Net of Liabilities – 0.41%	2,512,955
Net Assets Applicable to 52,947,122
Shares Outstanding – 100.00%	$610,470,445

Net Asset Value – Delaware U.S. Growth Fund
Class A ($128,701,784 / 11,594,189 Shares)	$11.10
Net Asset Value – Delaware U.S. Growth Fund
Class B ($5,564,220 / 569,830 Shares)	$9.76
Net Asset Value – Delaware U.S. Growth Fund
Class C ($13,112,075 / 1,238,951 Shares)	$10.58
Net Asset Value – Delaware U.S. Growth Fund
Class R ($2,336,024 / 213,629 Shares)	$10.93
Net Asset Value – Delaware U.S. Growth Fund
Institutional Class ($460,756,342 / 39,330,523 Shares)	$11.71

Components of Net Assets at October 31, 2009:
Shares of beneficial interest (unlimited authorization – no par)	$811,722,668
Undistributed net investment income	152,604
Accumulated net realized loss on investments	(218,320,661)
Net unrealized appreciation of investments	16,915,834
Total net assets	$610,470,445

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
≠	The rate shown is the effective yield at the time of purchase.
†	Non income producing security.
*	Fully or partially on loan.
**	See Note 9 in “Notes to financial statements.”
©	Includes $48,341,376 of securities loaned.
@	Illiquid security. At October 31, 2009, the aggregate amount of illiquid securities was $103, which represented 0.00% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

13

Statement of net assets
Delaware U.S. Growth Fund

ADR — American Depositary Receipt

Net Asset Value and Offering Price Per Share –
Delaware U.S. Growth Fund
Net asset value Class A (A)	$11.10
Sales charges (5.75% of offering price) (B)	0.68
Offering price	$11.78

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchase of $50,000 or more.

See accompanying notes

14

Statement of operations
Delaware U.S. Growth Fund	Year Ended October 31, 2009

Investment Income:
Dividends	$5,614,558
Interest	10,796
Securities lending income	228,858
Foreign tax withheld	(89,708)	$5,764,504

Expenses:
Management fees	3,705,483
Dividend disbursing and transfer agent fees and expenses	1,438,737
Distribution expenses – Class A	352,664
Distribution expenses – Class B	62,899
Distribution expenses – Class C	126,380
Distribution expenses – Class R	15,460
Accounting and administration expenses	230,373
Registration fees	123,539
Reports and statements to shareholders	114,125
Legal fees	81,162
Audit and tax	44,550
Trustees’ fees	39,761
Custodian fees	19,813
Insurance fees	18,450
Consulting fees	8,537
Dues and services	5,224
Trustees’ expenses	2,921
Pricing fees	2,834	6,392,912
Less fees waived		(1,515,645)
Less waived distribution expenses – Class A		(58,777)
Less waived distribution expenses – Class R		(2,577)
Total operating expenses		4,815,913
Net Investment Income		948,591

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(160,008,386)
Net change in unrealized appreciation/depreciation of investments		243,473,405
Net Realized and Unrealized Gain on Investments		83,465,019

Net Increase in Net Assets Resulting from Operations		$84,413,610

See accompanying notes

15

Statements of changes in net assets
Delaware U.S. Growth Fund

	Year Ended
	10/31/09	10/31/08
Increase (Decrease) in Net Assets from Operations:
Net investment income	$948,591	$68,049
Net realized loss on investments and foreign currencies	(160,008,386)	(16,456,157)
Net change in unrealized
appreciation/depreciation of investments	243,473,405	(393,620,249)
Net increase (decrease) in net assets resulting
from operations	84,413,610	(410,008,357)

Dividends and Distributions to shareholders from:
Net investment income:
Institutional Class	(876,059)	—
	(876,059)	—

Capital Share Transactions:
Proceeds from shares sold:
Class A	27,814,569	74,076,518
Class B	98,129	1,106,728
Class C	1,758,927	3,748,776
Class R	1,444,871	2,406,833
Institutional Class	110,626,790	303,684,645

Net asset value of shares issued upon reinvestment
of dividends:
Institutional Class	715,737	—

Net assets from merger[1]:
Class A	—	6,428,875
Class B	—	999,006
Class C	—	3,379,459
Institutional Class	—	27,628,527
	142,459,023	423,459,367

16

	Year Ended
	10/31/09	10/31/08
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(46,753,162)	$(59,634,096)
Class B	(3,682,015)	(6,421,861)
Class C	(5,037,863)	(6,613,147)
Class R	(1,713,901)	(699,582)
Institutional Class	(253,655,218)	(155,156,872)
	(310,842,159)	(228,525,558)
Increase (decrease) in net assets derived from
capital share transactions	(168,383,136)	194,933,809
Net Decrease in Net Assets	(84,845,585)	(215,074,548)

Net Assets:
Beginning of year	695,316,030	910,390,578
End of year (including undistributed net investment
income of $152,604 and $80,072, respectively)	$610,470,445	$695,316,030

1 See Note 8 in “Notes to financial statements.”

See accompanying notes

17

Financial highlights
Delaware U.S. Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income (loss) to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and the distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes

18

Year Ended
10/31/09		10/31/08	10/31/07		10/31/06		10/31/05
$ 9.380		$15.760	$13.110		$12.700		$10.620

0.001		(0.019)	(0.036)		(0.043)		(0.020)
1.719		(6.361)	2.686		0.453		2.100
1.720		(6.380)	2.650		0.410		2.080

$11.100		$ 9.380	$15.760		$13.110		$12.700

18.34%		(40.49% )	20.21%		3.23%		19.59%

$128,702		$127,819	$193,287		$109,854		$38,566
1.00%		1.01%	1.05%		1.05%		1.15%

1.31%		1.18%	1.18%		1.22%		1.46%
0.00%		(0.15% )	(0.26%	)	(0.34%	)	(0.17%	)

(0.31%	)	(0.32% )	(0.39%	)	(0.51%	)	(0.48%	)
30%		35%	30%		25%		65%

19

Financial highlights
Delaware U.S. Growth Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

20

Year Ended
10/31/09		10/31/08	10/31/07		10/31/06		10/31/05
$ 8.310		$14.070	$11.790		$11.500		$ 9.690

(0.058)		(0.106)	(0.121)		(0.123)		(0.091)
1.508		(5.654)	2.401		0.413		1.901
1.450		(5.760)	2.280		0.290		1.810

$ 9.760		$ 8.310	$14.070		$11.790		$11.500

17.45%		(40.94% )	19.34%		2.52%		18.68%

$5,564		$8,352	$19,350		$22,563		$28,431
1.75%		1.76%	1.76%		1.75%		1.85%

2.01%		1.88%	1.84%		1.87%		2.11%
(0.75%	)	(0.90% )	(0.97%	)	(1.04%	)	(0.87%	)

(1.01%	)	(1.02% )	(1.05%	)	(1.16%	)	(1.13%	)
30%		35%	30%		25%		65%

21

Financial highlights
Delaware U.S. Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

22

Year Ended
10/31/09		10/31/08	10/31/07		10/31/06		10/31/05
$ 9.010		$15.250	$12.780		$12.460		$10.500

(0.065)		(0.115)	(0.131)		(0.131)		(0.099)
1.635		(6.125)	2.601		0.451		2.059
1.570		(6.240)	2.470		0.320		1.960

$10.580		$ 9.010	$15.250		$12.780		$12.460

17.43%		(40.92% )	19.33%		2.57%		18.67%

$13,112		$14,536	$24,406		$22,641		$9,327
1.75%		1.76%	1.76%		1.75%		1.85%

2.01%		1.88%	1.84%		1.87%		2.11%
(0.75%	)	(0.90% )	(0.97%	)	(1.04%	)	(0.87%	)

(1.01%	)	(1.02% )	(1.05%	)	(1.16%	)	(1.13%	)
30%		35%	30%		25%		65%

23

Financial highlights
Delaware U.S. Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and the distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes

24

Year Ended
10/31/09		10/31/08	10/31/07		10/31/06		10/31/05
$ 9.260		$15.600	$13.000		$12.620		$10.590

(0.022)		(0.050)	(0.065)		(0.070)		(0.051)
1.692		(6.290)	2.665		0.450		2.081
1.670		(6.340)	2.600		0.380		2.030

$10.930		$ 9.260	$15.600		$13.000		$12.620

18.03%		(40.64% )	20.00%		3.01%		19.17%

$2,336		$2,055	$1,529		$669		$354
1.25%		1.26%	1.26%		1.25%		1.42%

1.61%		1.48%	1.44%		1.47%		1.71%
(0.25%	)	(0.40% )	(0.47%	)	(0.54%	)	(0.44%	)

(0.61%	)	(0.62% )	(0.65%	)	(0.76%	)	(0.73%	)
30%		35%	30%		25%		65%

25

Financial highlights
Delaware U.S. Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income (loss) to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

26

Year Ended
10/31/09	10/31/08	10/31/07		10/31/06		10/31/05
$ 9.890	$16.580	$13.750		$13.280		$11.080

0.024	0.014	0.005		(0.005)		0.015
1.813	(6.704)	2.825		0.475		2.185
1.837	(6.690)	2.830		0.470		2.200

(0.017)	—	—		—		—
(0.017)	—	—		—		—

$11.710	$ 9.890	$16.580		$13.750		$13.280

18.48%	(40.35% )	20.58%		3.54%		19.86%

$460,756	$542,554	$671,819		$569,335		$274,424
0.75%	0.76%	0.76%		0.75%		0.85%

1.01%	0.88%	0.84%		0.87%		1.11%
0.25%	0.10%	0.03%		(0.04%	)	0.13%

(0.01% )	(0.02% )	(0.05%	)	(0.16%	)	(0.13%	)
30%	35%	30%		25%		65%

27

Notes to financial statements
Delaware U.S. Growth Fund	October 31, 2009

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Diversified Income Fund and Delaware U.S. Growth Fund. These financial statements and the related notes pertain to Delaware U.S. Growth Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4.00% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation by investing in equity securities of companies believed to have the potential for sustainable free cash flow growth.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Investment companies are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

28

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006 – October 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At October 31, 2009, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

29

Notes to financial statements
Delaware U.S. Growth Fund

1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financials reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $68,944 for the year ended October 31, 2009. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees there were no earnings for the year ended October 31, 2009.

On July 1, 2009, the Financial Accounting Standards Board (FASB) issued the FASB Accounting Standards Codification (the “Codification”). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Fund adopted the Codification for the year ended October 31, 2009. There was no impact to financial statements as the Codification requirements are disclosure-only in nature.

Management has evaluated whether any events occurred subsequent to October 31, 2009 through December 22, 2009, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

30

Effective March 1, 2009, DMC has voluntarily agreed to waive all or a portion of its management fee and reimburse expenses in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.75% of the Fund’s average daily net assets from March 1, 2009 until such time as the waiver is discontinued. These expense waivers and reimbursements may be discontinued at any time because they are voluntary, and apply only to expenses paid directly by the Fund. Prior to March 1, 2009, DMC had contractually agreed to waive its management fee to the extent necessary to ensure that total annual operating expenses did not exceed 0.75% of the Fund’s average daily net assets.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended October 31, 2009, the Fund was charged $28,797 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and services expenses. DDLP has contracted to limit the Class A and Class R shares’ 12b-1 fees through February 28, 2010 to no more than 0.25% and 0.50%, respectively of the classes’ average daily net assets.

At October 31, 2009, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$200,811
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	148,133
Distribution fees payable to DDLP	45,248
Other expenses payable to DMC and affiliates*	5,931

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

31

Notes to financial statements
Delaware U.S. Growth Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended October 31, 2009, the Fund was charged $49,613 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended October 31, 2009, DDLP earned $8,470 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2009, DDLP received gross CDSC commissions of $-, $7,974 and $696 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended October 31, 2009, the Fund made purchases of $170,897,228 and sales of $330,231,438 of investment securities other than short-term investments.

At October 31, 2009, the cost of investments for federal income tax purposes was $650,183,838. At October 31, 2009, net unrealized appreciation was $7,288,525 of which $51,605,843 related to unrealized appreciation of investments and $44,317,318 related to unrealized depreciation of investments.

Effective November 1, 2008, the Fund adopted the provisions as amended to date, of Accounting Standards Codification Section 820 ( ASC 820), Fair Value Measurements and Disclosure. ASC 820 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. ASC 820 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets

Level 2 – inputs are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

32

The following table summarizes the valuation of the Fund investments by the ASC 820 fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock	$607,305,445	$—	$—	$607,305,445
Short-Term	—	1,829,003	—	1,829,003
Securities Lending Collateral	35,253,017	13,084,795	103	48,337,915
Total	$642,558,462	$14,913,798	$103	$657,472,363

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Lending
Collateral
Balance as of 10/31/08	$55,558
Net change in unrealized appreciation/depreciation	(55,455)
Balance as of 10/31/09	$103

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/09	$(55,455)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid for the year ended October 31, 2008. The tax character of dividends and distributions paid during the year ended October 31, 2009 was as follows:

Year Ended
10/31/09
Ordinary income	$876,059

5. Components of Net Assets on a Tax Basis

As of October 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$811,722,668
Undistributed ordinary income	152,604
Capital loss carryforwards	(208,693,352)
Unrealized appreciation of investments	7,288,525
Net assets	$610,470,445

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

33

Notes to financial statements
Delaware U.S. Growth Fund

5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at October 31, 2009 will expire as follows: $3,172,510 expires in 2010; $18,785,096 expires in 2011, $19,213,751 expires in 2014, $10,733,056 expires in 2016 and $156,788,939 expires in 2017.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	10/31/09	10/31/08
Shares sold:
Class A	3,103,225	5,513,620
Class B	12,789	88,057
Class C	209,156	279,170
Class R	160,764	179,983
Institutional Class	11,400,383	24,472,286

Shares issued upon reinvestment of dividends:
Institutional Class	77,798	—

Shares issued from merger*
Class A	—	475,861
Class B	—	82,974
Class C	—	258,962
Institutional Class	—	1,942,121
	14,964,115	33,293,034

Shares repurchased:
Class A	(5,137,084)	(4,625,690)
Class B	(447,870)	(541,093)
Class C	(583,630)	(524,742)
Class R	(168,999)	(56,119)
Institutional Class	(26,983,851)	(12,096,278)
	(33,321,434)	(17,843,922)
Net increase (decrease)	(18,357,319)	15,449,112

*See Note 8.

For the years ended October 31, 2009 and 2008, 254,521 Class B shares were converted to 224,783 Class A shares valued at $2,099,300 and 248,967 Class B shares were converted to 221,364 Class A shares valued at $3,008,169, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

34

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008.

Effective November 18, 2008, the Fund, along with the other Participants, entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 16, 2010. The Fund had no amounts outstanding as of October 31, 2009, or at any time during the year then ended.

8. Fund Merger

Effective February 8, 2008, the Fund acquired all of the assets and assumed all of the liabilities of Delaware Large Cap Growth Fund (Acquired Fund), an open-end investment company, in exchange for shares of the Fund pursuant to a Plan and Agreement of Reorganization (Reorganization). The shareholders of the Acquired Fund received shares of the respective class of the Fund equal to the aggregate net asset value of their shares in the Acquired Fund prior to the Reorganization.

The Reorganization was treated as a non-taxable event and, accordingly, the Fund’s basis in securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated net realized gain (loss) of the Acquired Fund as of the close of business on February 8, 2008, were as follows:

Net assets	$38,435,867
Net unrealized appreciation	1,975,501
Accumulated net realized loss	(240,374)

The net assets of the Fund prior to the Reorganization were $824,262,280. The combined net assets after the reorganization were $862,698,147.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment

35

Notes to financial statements
Delaware U.S. Growth Fund

9. Securities Lending (continued)

on behalf of clients participating in its securities lending programs. The Collective Trust may invest in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. At October 31, 2009, the Collective Trust held only cash and assets with a maturity of one business day or less (Cash/Overnight Assets). The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Collective Trust other than the Cash/Overnight Assets to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At October 31, 2009, the value of the securities on loan was $48,341,376, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the statement of net assets under the caption “Securities Lending Collateral.”

36

10. Credit and Market Risk

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of October 31, 2009, there were no Rule 144A securities. Illiquid securities have been identified on the statement of net assets.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Sale of Delaware Investments to Macquarie Group

On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, DDLP, and DSC, will be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). Upon completion of the Transaction, DMC, DDLP and DSC will be wholly-owned subsidiaries of Macquarie.

The Transaction will result in a change of control of DMC which, in turn, will cause the termination of the investment advisory agreement between DMC and the Fund. As a result, a Special Meeting of Shareholders (Meeting) of the Fund has been scheduled for the purpose of asking shareholders to approve a new investment advisory agreement between DMC and the Fund (New Agreement). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur on or about December 31, 2009. Shareholders of the Fund received proxy materials including more detailed information about the Meeting, the Transaction and the proposed New Agreement.

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

37

Notes to financial statements
Delaware U.S. Growth Fund

13. Tax Information (Unaudited) (continued)

For the fiscal year ended October 31, 2009, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	—
(B) Ordinary Income Distributions* (Tax Basis)	100%
Total Distributions (Tax Basis)	100%
(C) Qualifying Dividends[1]	100%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended October 31, 2009, dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $876,059 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

38

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group Adviser Funds — Delaware U.S. Growth Fund

We have audited the accompanying statement of net assets of Delaware U.S. Growth Fund (one of the series constituting the Delaware Group Adviser Funds) (the “Fund”) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware U.S. Growth Fund of Delaware Group Adviser Funds at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 22, 2009

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Other Fund information
(Unaudited)
Delaware U.S. Growth Fund

Board Consideration of Delaware U.S. Growth Fund Investment Advisory Agreement

At a meeting held on May 19-21, 2009 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware U.S. Growth Fund (the “Fund”). In making its decision, the Board considered information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), which included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. Reference was made to information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. In addition, in connection with the Annual Meeting, reports were provided in February 2009 and included independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization. The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed and discussed the Lipper reports with counsel to the independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with counsel to the independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by DMC’s affiliate, Delaware Service Company, Inc. (“DSC”), noting DSC’s high level of service. The Board noted that Management finished upgrading investment accounting functions through outsourcing to improve the quality and lower the cost of delivering investment accounting services to the Fund. The Board once again noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange

40

an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods ended December 31, 2008. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional large cap growth funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three- and five-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the ten-year period was in the third quartile. The Fund’s performance results were not in line with the Board’s objective. However, in evaluating the Fund’s performance, the Board considered recent improvements in performance in early 2009. The Board was satisfied that Management was taking action to improve Fund performance and meet the Board’s performance objective.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of October 31, 2008 and, for comparative funds, information as of their respective fiscal year end occurring on or before August 31, 2008. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with thecontractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for nonmanagement services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

41

Other Fund information
(Unaudited)
Delaware U.S. Growth Fund

Board Consideration of Delaware U.S. Growth Fund Investment Advisory Agreement (continued)

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. The Board also noted that the Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economics of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders.

Fund management
Jeffrey S. Van Harte has primary responsibility for making day-to-day investment decisions for Delaware U.S. Growth Fund. In making investment decisions for the Fund, Mr. Van Harte regularly consults with Christopher J. Bonavico, Daniel J. Prislin, and Christopher M. Ericksen.

Jeffrey S. Van Harte, CFA
Senior Vice President, Chief Investment Officer – Focus Growth Equity
Jeffrey S. Van Harte is the chief investment officer for the Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments in April 2005 in his current position, he was a principal and executive

42

vice president at Transamerica Investment Management. Van Harte has been managing portfolios and separate accounts for more than 20 years. Before becoming a portfolio manager, Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Van Harte received his bachelor’s degree in finance from California State University at Fullerton.

Christopher M. Ericksen, CFA
Vice President, Portfolio Manager, Equity Analyst
Christopher M. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. He was most recently a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Ericksen received his bachelor’s degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

Christopher J. Bonavico, CFA
Vice President, Senior Portfolio Manager, Equity Analyst
Christopher J. Bonavico joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Daniel J. Prislin, CFA
Vice President, Senior Portfolio Manager, Equity Analyst
Daniel J. Prislin joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Prislin received an MBA and bachelor’s degree in business administration from the University of California at Berkeley.

It is currently anticipated that Lincoln National Corporation will complete its sale of Delaware Management Holdings, Inc. and its subsidiaries (also known by the marketing name of Delaware Investments) to Macquarie Group on or about December 31, 2009. Please see your Fund’s prospectus and any supplements thereto for more complete information.

Investments in Delaware U.S. Growth Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

43

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

44

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	80	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]

Private Investor	80	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(April 2007–Present)
Investment Manager
Morgan Stanley & Co.
(January 1984–March 2004)

President	80	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)

Executive Vice President
University of Pennsylvania
(April 1995–June 2002)

Founder and	80	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	80	None
Assurant, Inc. (Insurance)
(2002–2004)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

45

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

46

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	80	None
ARL Associates
(Financial Planning)
(1983–Present)

President and	80	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.

47

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

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	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	80	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	80	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder
Sutton Asset Management
(Hedge Fund)
(September 1996–Present)

David F. Connor has served as	80	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	80	None[4]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	80	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	80	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

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About the organization

Board of trustees

Patrick P. Coyne	Anthony D. Knerr	Ann R. Leven	Janet L. Yeomans
Chairman, President, and Chief Executive Officer Delaware Investments® Family of Funds Philadelphia, PA	Founder and Managing Director Anthony Knerr & Associates New York, NY	Consultant ARL Associates New York, NY	Vice President and Treasurer 3M Corporation St. Paul, MN

Thomas L. Bennett Private Investor Rosemont, PA John A. Fry President Franklin & Marshall College Lancaster, PA	Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers

David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware U.S. Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware U.S. Growth Fund and the Delaware Investments Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

50

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

     An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     John A. Fry
     Thomas F. Madison
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $228,361 for the fiscal year ended October 31, 2009.

_______________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $174,400 for the fiscal year ended October 31, 2008.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2009.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended October 31, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2008.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended October 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $98,300 for the fiscal year ended October 31, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2009.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $72,465 for the fiscal year ended October 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2008.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2009.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2009.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2008.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate

Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate

Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate

U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund

Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $298,014 and $326,467 for the registrant’s fiscal years ended October 31, 2009 and October 31, 2008, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

          Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

          Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Group® Adviser Funds

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	December 30, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	December 30, 2009

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	December 30, 2009